              ALLODERM-Registered Trademark- CO-PROMOTION AGREEMENT

         THIS ALLODERM CO-PROMOTION AGREEMENT (the "Agreement") is made and entered into this 9th day of February, 2000 (the "Effective Date"), by and between Obagi Medical Products, Inc. ("OMP"), a California corporation, and LifeCell Corporation. ("LifeCell"), a Delaware corporation. OMP and LifeCell are collectively referred to as the "Parties."

                                    RECITALS

         WHEREAS, LifeCell is a bioengineering company engaged in the development and commercialization of tissue regeneration and cell preservation products and holds all right, title and interest in and to AlloDerm acellular dermal graft ("AlloDerm-Registered Trademark-");

         WHEREAS, AlloDerm is prepared in two forms: prepackaged for injection in several sizes of syringes ("Micronized AlloDerm-TM-"), and prepackaged in several sizes in sheet form, and this Agreement relates only to Micronized AlloDerm-TM-;

         WHEREAS, OMP desires to secure exclusive rights from LifeCell for a specific term for the co-promotion of the Products in specified markets in identified geographic regions pursuant to the terms and conditions herein provided; and

         WHEREAS, LifeCell desires to provide exclusive rights to OMP for a specific term for the co-promotion of the Products (as defined in Section 1) in specified markets in identified geographic regions pursuant to the terms and conditions herein provided;

         NOW, THEREFORE, in consideration of the mutual covenants and promises recited below, the parties, intending to be legally bound, agree as follows:

                              TERMS AND CONDITIONS

I.       DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the following respective meanings:

         "AFFILIATE" shall mean (a) any company owned or controlled to the extent of at least fifty percent (50%) of its issued and voting capital securities by a party to this Agreement and any other company so owned or controlled (directly or indirectly) by any such company or the owner of any such company, or (b) any partnership, joint venture or other entity directly or indirectly controlled by, controlling, or under common control of, to the extent of fifty percent (50%) or more of voting power (or otherwise having power to control its general activities) by a party to this Agreement, but in each case only for so long as such ownership or control shall continue.

         "cc" shall mean the unit of volume equal to one (1) cubic centimeter.

         "COMPETITIVE PRODUCTS" shall mean injectable augmentation products used in reconstructive plastic surgery by office-based dermatologists and office-based plastic surgeons.

         "CONTRACT YEAR" shall mean each consecutive twelve month period, with the first Contract Year beginning on January 1, 2000.

         "COST OF GOODS SOLD" shall mean LifeCell's manufacturing cost for each Unit of Product including direct labor, direct material and manufacturing overhead allocated on a basis consistent with all of LifeCell's finished goods, but excluding any extraordinary or non-recurring charges, and expenses or costs related to the start-up of manufacturing of Micronized AlloDerm-TM- in commercial quantities.

         "COST OF GOODS SOLD PERCENTAGE" shall mean the average, for any six (6) consecutive months, of the Cost of Goods Sold per Unit divided by the Net Sales Per Unit.

         "DATE OF COMMERCIALIZATION" shall mean the calendar date three business days after LifeCell first ships any Product to OMP.

         "DISTRIBUTION AMOUNT" shall mean [***]% of Net Sales, retained by OMP to offset costs of distribution.

         "DOLLAR", "DOLLARS" or "$" shall mean the legal currency of the United States of America.

         "HOLD BACK AMOUNT" shall mean, for the initial Contract Year, the percentage of the LifeCell Amount equal to OMP's reserve for bad debts, as determined in accordance with United States generally accepted accounting principles, expressed as a percentage of OMP's accounts receivable with respect to the end of the immediately preceding fiscal year. The Initial Hold Back Amount shall be [***] percent ([***]%). The Hold Back Amount for all subsequent Contract Years shall mean the percentage of the LifeCell Amount equal to OMP's Actual Bad Debt (as defined below) directly related to the sale of Product for the immediately preceding Contract Year expressed as a percentage of OMP's accounts receivable with respect to the sale of Product. "Actual Bad Debt" shall mean OMP's customer accounts for the sale of Product for which payments are one hundred and twenty (120) days or more past due, and actually written off against OMP's bad debt reserve account.

         "IMPROVEMENT" means any information, discovery, creation, derivative work, invention, or trade secret, whether or not patented or patentable or copyrighted or copyrightable, respecting the Product or derived from human cadaveric dermis, that is developed or otherwise acquired by either party, their Affiliates or any of their respective employees, officers or agents.

          "INDEMNIFIABLE DAMAGES" shall mean the sum of all losses, claims, damages, liabilities, costs, expenses or deficiencies described in Article X.

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

         "INTELLECTUAL PROPERTY" shall mean (i) patents and patent applications, (ii) trademarks, trade names, service marks and registrations and applications for registrations thereof (including, but not limited to, "AlloDerm-Registered Trademark-," "Cymetra-TM-" and analogs thereof), (iii) copyrights and copyright registrations, (iv) trade secrets and secret processes, and (v) other Know-How, in each case relating to the Product and in the United States of America and the Territory.

         "JOINT MANAGEMENT COMMITTEE" shall mean the committee formed pursuant to Article V of this Agreement.

         "KNOW-HOW" shall mean such know-how, special knowledge, data, studies, technical or other information, whether or not patented or patentable, owned or controlled by LifeCell at any time prior to or during the Term specifically related to the Product.

         "LIFECELL AMOUNT" shall mean the amount of all Payable Sales made by OMP on behalf of LifeCell in any month reduced by the amounts, if any, retained by OMP for co-promotion fees due to OMP, as calculated in accordance with Sections 3.3 and 3.4.

         "NET SALES" shall mean the gross revenue recognized from sales of Product less the amount for returns and allowances as determined in accordance with generally accepted accounting principles.

         "PAYABLE SALES" shall mean the amount of Net Sales, reduced by the Distribution Amount.

         "PRODUCT" shall mean Micronized AlloDerm-TM- and any Improvement. Upon the granting of any licenses and rights as contemplated by Section 2.4 and executing and delivering any amendment of this Agreement as contemplated by Section 2.4, such additional products for which such license is granted shall thereafter also be deemed Product.

         "SPECIFICATIONS" shall mean the Product specifications set forth in Exhibit B annexed hereto and incorporated herein.

         "TERRITORY" shall mean only office-based dermatologists and office-based plastic surgeons throughout the entire world, as may be modified by mutual agreement of the Parties pursuant to Section 2.3, PROVIDED, HOWEVER, that LifeCell's customers, as set forth in Exhibit D annexed hereto and incorporated herein, are specifically excluded from the Territory. Notwithstanding any other provision of this Agreement, LifeCell shall retain the exclusive right to distribute Product in Korea and Brazil, with no rights to transship from these countries, provided that all Product sold into Korea and Brazil shall be included in the Minimum Annual Sales of Units sold by OMP pursuant to section 4.1.

         "UNIT" shall mean an individual unit of Product packaged in accordance with specifications provided by OMP from time to time and reasonably acceptable to LifeCell. One Unit of Micronized AlloDerm-TM- shall be equal to 330 milligrams of Micronized AlloDerm-TM- measured on a dry weight basis which is to be reconstituted with one cc of diluent.

II.      GRANT OF RIGHTS

         2.1 GRANT OF RIGHTS; TERRITORY. In consideration for the execution and delivery of this Agreement and the ongoing performance by OMP of its responsibilities and obligations hereunder, and upon the terms and conditions set forth herein, LifeCell hereby grants to OMP the exclusive right to promote, market, distribute and sell Micronized AlloDerm-TM- and any Improvement thereto in the Territory, consistent with the terms and conditions set forth herein, throughout the Term (as defined in Section 13.1). Except as expressly set forth herein, the license granted hereby expressly excludes all other rights, including without limitation, the right to manufacture any Product.

         2.2 INTENTIONALLY DELETED

         2.3 ADDITIONAL TERRITORY. In the event the Parties reach agreement with respect to the terms and conditions of granting OMP the rights to promote, market, distribute, and sell the Product in any additional market segment, pursuant to this Section 2.3, the Parties shall amend this Agreement to incorporate the terms of such additional terms and conditions into this Agreement; PROVIDED, HOWEVER, the Parties agree that the revenue allocations as set forth in Article III shall not be changed as a result of such amendment.

         2.4 ADDITIONAL PRODUCTS. LifeCell agrees that it will not enter into any exclusive agreement with any third party for any rights to promote, market, distribute and sell any and all new products substantially similar to the Product (including, without limitation, any new injectable tissue augmentation products and any new products which are substantially similar to the Product but offered in a different delivery platform), without first providing ten (10) days written notice to OMP. OMP may, within five (5) business days of receiving such notice, provide written notice to LifeCell indicating OMP's interest in obtaining such exclusive rights. Thereafter, the Parties shall meet and use reasonable commercial efforts to reach a mutually acceptable agreement. Nothing contained in this Agreement obligates LifeCell or OMP to enter into such an agreement and either party may terminate negotiations concerning such an agreement at its sole and exclusive option.

III.     SALES; REVENUE ALLOCATION

         3.1 ONE-TIME PAYMENTS. In consideration of the exclusive licenses and rights set forth in this Agreement, OMP shall pay LifeCell One Million Dollars ($1,000,000), payable as follows:

         (a) Four Hundred Thousand Dollars ($400,000) in immediately available funds on the Effective Date.

         (b) Six Hundred Thousand Dollars ($600,000) in immediately available funds on the later of either (i) June 30, 2000 or (ii) the date ninety (90) days following the Date of Commercialization;

         3.2 SALES REPRESENTATIVE. OMP shall act as LifeCell's exclusive representative in the Territory with respect to sales of Product pursuant to this Agreement. All revenues obtained from the sales of Product pursuant to this Agreement shall be for the account of LifeCell and all accounts receivable related to such sales shall be accounts receivable of LifeCell. The Parties agree that LifeCell will record the Net Sales of Product on LifeCell's financial statements, but that OMP shall be responsible, at its sole cost and expense, for billing customers and collecting the accounts receivable from such customers. OMP shall not, without the prior written approval of LifeCell, sell any Product to customers that are over fifty-nine
(59) days past due on their accounts. OMP will endeavor to include in its Product invoice a notation to the effect that the Product is distributed by OMP as distributor for LifeCell.

         3.3 INTENTIONALLY DELETED

         3.4 MICRONIZED ALLODERM-TM- REVENUE ALLOCATION. OMP shall be entitled to a co-promotion fee for sales of Micronized AlloDerm-TM- according to the following schedule:


------------------------------------------------------- -----------------------------------------------------
                     Annual Units                         OMP Co-Promotion fee as a Percentage of
          One (1) Unit equals 330 mgs per cc                           Payable Sales
------------------------------------------------------- -----------------------------------------------------
                       [***]-[***]                                       [***]%
------------------------------------------------------- -----------------------------------------------------
                     [***] to [***]                                      [***]%
------------------------------------------------------- -----------------------------------------------------
                     [***] and above                                     [***]%
------------------------------------------------------- -----------------------------------------------------


         The Co-Promotion fee is predicated on a Cost of Goods Sold Percentage not exceeding [***]%. If the Cost of Goods Sold Percentage exceeds [***]%, then LifeCell's continuing obligation to supply Product under the terms of this Agreement shall be limited to the 100,000 Units during the succeeding four calendar quarters. Further, in this event, the parties agree to use commercially reasonable efforts to re-negotiate the Co-Promotion Fee payable.

         3.5 MONTHLY PAYMENTS AND REPORTING. On or before the forty-fifth (45th) day immediately following the last day of each calendar month during the Term, OMP shall pay to LifeCell the LifeCell Amount less the Hold Back Amount for that calendar month. OMP shall, on or before the tenth (10th) day of each month, provide to LifeCell a written report of Net Sales of Products made for the prior month, setting forth in reasonably sufficient detail the sales price and Unit(s) of Product ordered and sold and the calculation of the amounts paid to LifeCell and the co-promotion fees due and retained by OMP, if any. The payment to LifeCell pursuant to this Section shall be made by check or by wire transfer of immediately available funds, pursuant to such written wire transfer instructions as LifeCell may provide to OMP from time to time during the Term. In addition to any other remedies available to LifeCell arising out of OMP's payment default, if any payment is more than fifteen days (15) late, OMP shall pay to LifeCell a late charge on the overdue balance equal to the lesser of (1) 1 1/2% per month or (ii) the highest rate permitted by applicable law.

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

         3.6 TRUE-UP OF HOLD BACK AMOUNT. No later than sixty (60) days after the last day of each Contract Year, OMP shall provide LifeCell with a written report detailing the Actual Bad Debt incurred by OMP (the "Bad Debt Report"). Such Bad Debt Report shall include, without limitation, information concerning payment history on applicable OMP customer accounts and a summary of the Actual Bad Debt amounts (including a calculation of the percentage of Actual Bad Debt as compared to total gross sales of Product) as of the end of the applicable Contract Year. If the Actual Bad Debt exceeds the applicable Hold Back Amount, LifeCell shall, within ten (10) business days after delivery of the Bad Debt Report, reimburse OMP, in immediately available funds, for the difference between the Hold Back Amount and the Actual Bad Debt for such Contract Year. If the Actual Bad Debt does not exceed the Hold Back Amount for such Contract Year, OMP shall, within ten (10) business days after delivery of the Bad Debt Report, remit to LifeCell the difference, if any, between the Hold Back Amount and the Actual Bad Debt. Notwithstanding anything to the contrary contained herein, if the Hold Back Amount or Actual Bad Debt amount exceeds [***] percent ([***]%) of the gross sales of Product for any applicable Contract Year, LifeCell may terminate this Agreement in accordance with Section 13.2.

         3.7 PRODUCT STORAGE, HANDLING, TRANSPORT AND RECORDS. OMP shall store, handle and transport the Product, and prepare, maintain and retain all records regarding such matters and OMP's distribution of Product in accordance with (i) all applicable legal requirements then in effect, including without limitation, the regulations of the United States Food and Drug Administration ("FDA") and the United States Department of Health and Human Services (21 C.F.R. Part 1270),
(ii) the Guidelines of the American Association of Tissue Banks and (iii) the specifications and procedures set forth on Exhibit E annexed hereto and incorporated herein, as such exhibit may be revised from time to time upon mutual agreement of the Parties or as required by applicable laws, rules or regulations.

         3.8 RECORDS; AUDIT RIGHTS. Each party shall keep books and records sufficient to verify the accuracy and completeness of all activities in connection with this Agreement, including without limitation, inventory, shipping and delivery, storing, handling, transport, costs, sales, purchase and invoice records relating to the Product. Such books and records shall be preserved for a period not less than ten (10) years after they are created during and after the Term. Either party may, upon not less than fifteen (15) business days advance written notice, audit all the books and records of the other party relating to this Agreement at a single United States location to verify the accuracy of such party's accounting. Any audit performed pursuant to this Section 3.8 shall be at expense of the party conducting such audit, unless it reveals a underpayment or overpayment of five per cent (5%) or more in favor of the audited party for any Contract year, in which case the audited party shall reimburse the auditing party for the actual costs of such audit. Such audit may be performed by any employee of the requesting party as well as by any attorney or licensed certified public accountant designated by the requesting party, upon not less than fifteen (15) business days advance notice, during regular business hours, and in a manner that shall not unreasonably interfere with such party's normal business operations. Each party shall conduct no more than one (1) audit during any Contract Year, PROVIDED, HOWEVER, that such audit shall not be limited to the current Contract Year, but shall be limited to the period since the completion of the immediately preceding audit, if any. If an audit reveals any underpayment by OMP to LifeCell, OMP shall pay LifeCell the amount of such

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

underpayment within five (5) days of written notification of such underpayment. If the audit reveals that OMP has made an overpayment to LifeCell, the amount overpaid will be, at the option of OMP, returned forthwith to OMP or credited to the next such payment or payments due OMP from LifeCell.

IV.      MINIMUM SALES AMOUNTS

         4.1 MICRONIZED ALLODERM-TM-. On or before the last day of each Contract Year set forth in the chart below, OMP shall attain either (i) the Minimum Annual Sales amount of Micronized AlloDerm-TM- within that specific Contract Year as set forth in the table below, or (ii) attain the Total Cumulative Units of Micronized AlloDerm-TM- sold by the last day of the Contract Year, as set forth in the table below, provided, however, that if the Date of Commercialization does not occur on or before June 30, 2000, the amounts set forth in the table below for Year One, Year Two and the Total Cumulative Units Sold for Years Two, Three, Four and Five will be reduced to the amount which is prorated on an annual basis for each day after June 30, 2000 until the actual Date of Commercialization in order to take into account the lesser time available for OMP to achieve the minimum amounts set forth below.


--------------------------------- --------------------------------------- -------------------------------
         Contract Year                     Minimum Annual Sales                  Total Cumulative
                                                Units Sold                          Units Sold
--------------------------------- --------------------------------------- -------------------------------
            Year One                               [***]                               [***]
--------------------------------- --------------------------------------- -------------------------------
            Year Two                               [***]                               [***]
--------------------------------- --------------------------------------- -------------------------------
           Year Three                              [***]                               [***]
--------------------------------- --------------------------------------- -------------------------------
           Year Four                               [***]                               [***]
--------------------------------- --------------------------------------- -------------------------------
           Year Five                               [***]                               [***]
--------------------------------- --------------------------------------- -------------------------------


         4.2 FAILURE TO ATTAIN MINIMUM LEVELS. In the event that OMP fails to meet the obligations set forth in Section 4.1 in any specific Contract Year, OMP, shall pay to LifeCell in immediately available funds, not later than thirty (30) after the last day of such Contract Year, [***]% of the difference between (1) the LifeCell Amount that would have been due to LifeCell for and as of the last day of such Contract Year had the obligations set forth in Sections 4.1 been achieved by OMP (the "Minimum Sales Payment") and (2) any LifeCell Amount actual paid to LifeCell in respect of such Contract year. In the event that OMP fails to pay to LifeCell an amount equal to or greater than the Minimum Sales Payment in any Contract Year, LifeCell, at its sole and exclusive option, may (i) immediately terminate the exclusive rights granted to OMP in Section 2.1, with such exclusive rights becoming immediately non-exclusive, or (ii) terminate this Agreement in accordance with Section 13.2.

         4.3 COMPETITIVE PRODUCTS. If, in any Contract Year, the Net Sales of Competitive Products offered by OMP exceeds twenty-five percent (25%) of the sum of total sales of the Product by OMP and the total sales of Competitive
Products offered by OMP, LifeCell, at its

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

sole and exclusive option, may immediately terminate the exclusive rights granted to OMP in Section 2.1, with such exclusive rights becoming immediately non-exclusive.

V.       JOINT MANAGEMENT COMMITTEE

         5.1 STRUCTURE; SCOPE OF RESPONSIBILITY. Within thirty (30) days after the Effective Date, the Parties shall establish a Joint Management Committee with an equal number of members from OMP and LifeCell. The Joint Management Committee will consist of four (4) persons. Each party shall provide the other party with written notice of the two (2) representatives that such party is appointing to serve on the Joint Management Committee, and each party shall retain sole authority to remove its representatives from the Joint Management Committee and to appoint successors, by providing written notice to the other party. The Joint Management Committee will facilitate a sharing of information related to the Product and the respective obligations of the Parties pursuant to this Agreement. The Joint Management Committee shall have the responsibility to coordinate the creation of an annual marketing plan and certain activities of the Parties pursuant to this Agreement, including those related to the marketing, sales and co-promotion of the Product, and such other matters as the Parties may mutually agree upon from time to time. Furthermore, the Joint Management Committee shall use commercially reasonable efforts to set the Price for the Product.

         5.2 DETERMINATION OF MARKET ENTRY. Within ninety (90) days after the Effective Date, the Parties shall meet, at a date, time and location to be designated by the Joint Management Committee, to evaluate the feasibility, timing and requirements for market entry to introduce Micronized
AlloDerm-TM- into some or all of the countries outside of the United States that contain significant market opportunities for the sale of the Product.

         5.3 PRODUCT CLASSIFICATION. As of the Effective Date, the FDA has classified the Product as banked human tissue. The Parties acknowledge and agree that, under the Federal Food, Drug and Cosmetic Act and regulations promulgated thereunder, the FDA could at some future time determine that the Product is a medical device for the intended uses contemplated in this Agreement rather than human tissue. The Parties also acknowledge and agree that LifeCell does not warrant that the Product currently meets or in the future will meet medical device regulatory requirements, including without limitation, that the Product will not have obtained premarket approval. The Parties further acknowledge and agree that the FDA's imposition of medical device regulatory requirements would be substantially more burdensome and costly than the FDA's human tissue regulatory requirements and that, among other things, the FDA could require that a party or the Parties take certain actions with respect to the Product regarding premarket approval, commercial distribution and regulatory requirements that could have a material impact on the obligations of the Parties hereunder. In the event that the Joint Management Committee decides to recommend a change to the regulatory classification, the Joint Management Committee shall be responsible for recommending the extent of clinical testing and the regulatory strategy for the Products. Notwithstanding anything contained herein to the contrary, the Parties acknowledge and agree that LifeCell shall not be under any obligation under this Agreement to meet or otherwise satisfy the medical device regulatory requirements. In the event that the FDA undertakes any action altering the regulatory classification of the Product, and such action has a material adverse effect on the rights or obligations of the Parties pursuant to this Agreement (including, without limitation, (a) the commercial viability of any Product and (b) the legal authority or ability of either party to perform its obligations pursuant to this Agreement), the Parties' obligations pursuant to this Agreement with respect to such adversely affected Product shall, in the sole discretion of LifeCell, be voided or alternatively suspended for so long as the commercial viability of such Product is affected and the various rights related to such Product (including those of exclusivity) granted to OMP in this Agreement shall be extended for a period of time equal to the length of time that such Product was adversely affected.

VI.      QUALITY ASSURANCE AND ADVERSE EVENT REPORTING.

         6.1 QUALITY COMPLAINTS. Product quality complaints received by OMP shall be forwarded upon receipt to a quality assurance representative to be designated by LifeCell. LifeCell retains sole responsibility to investigate these complaints throughout the Term and to provide OMP with a follow-up report and required corrective actions, if any, within thirty (30) days of receipt of such notice.

         6.2 ADVERSE EVENTS. Adverse event reports received by OMP shall be forwarded upon receipt to LifeCell's designated quality assurance representative. LifeCell has sole responsibility to fulfill the appropriate regulatory and reporting requirements related to the adverse event reports throughout the Term.

         6.3 COMPLAINTS. In the event that LifeCell or OMP receives any complaint, claim or adverse event report relating to the Product, including notices from the FDA regarding any alleged regulatory non-compliance of such Product or the marketing of such Product, such party shall, within ten (10) days following receipt of such notices, or such shorter period as may be required by applicable laws, rules or regulations, provide to the other party all information contained in such complaint, report or notice and any additional information relating thereto as may reasonably be requested.

         6.4 REGULATORY NOTICES. Each of LifeCell and OMP shall promptly, but in no event more than five (5) days following the receipt thereof, notify the other party and provide to such party a copy or transcription, if available, of any communication received from a regulatory agency relating to the Product, the marketing thereof, of any matter related thereto.

          6.5 AUDIT OF ADVERSE EVENT REPORTS AND PRODUCT RECALL RECORDS:

         (a) Upon reasonable notice and during regular business hours, OMP shall make available the records relating to quality complaints referred to in Section 6.1, adverse events referred to in Section 6.2, complaints referred to in 6.3, and regulatory notices referred to in Section 6.4 for audit at LifeCell's expense by independent representatives selected by LifeCell or qualified LifeCell employees to verify compliance with the applicable provisions hereof.

         (b) Upon reasonable notice and during regular business hours, LifeCell shall make available the records relating to quality complaints referred to in Section 6.1, adverse events referred to in Section 6.2, complaints referred to in 6.3, and regulatory notices referred to in Section 6.4 for audit at OMP's expense by independent representatives selected by OMP or qualified OMP employees to verify compliance with the applicable provisions hereof.

VII.     MARKETING, SALES AND CLINICAL TRIALS.

         7.1 LIFECELL RIGHTS AND RESPONSIBILITY. In the event the Joint Management Committee is unable to agree upon the price of the Product, LifeCell shall have the sole right to set the price for the Product, and further LifeCell shall have the sole right to review and approve any preclinical and clinical activities undertaken by OMP with respect to the Product.

         7.2 OMP RESPONSIBILITY. OMP shall, at its sole cost and expense, make reasonable efforts to maintain sufficient promotional, marketing, sales, and distribution capacity to meet the demands of the marketplace for the Products and to promote and market the Micronized AlloDerm-TM- in the Territory, including without limitation:

         (a) the creation, preparation and production of promotional materials related to the Product;

         (b) the creation and implementation of an advertising campaign to promote the Product;

         (c) maintaining and compensating a reasonably sufficient number of qualified salespersons to promote and market the Micronized AlloDerm-TM- in the Territory.

         7.3 PRODUCT PACKAGING. Products manufactured and delivered pursuant to this Agreement shall be labeled in a manner to indicate that the Product is distributed by OMP for LifeCell and such Product shall be packaged in a separate trade dress to facilitate product tracking. The Parties agree that the brand name for the Micronized AlloDerm-TM- shall be "Cymetra-TM-." All right, title and interest in the name "Cymetra-TM-" shall reside in LifeCell, and OMP expressly agrees that it neither has nor shall it acquire rights in the name "Cymetra-TM-" except as expressly set forth in this Agreement. Within thirty (30) days following the Effective Date, the Parties shall use diligent commercial efforts to reach mutual agreement on the final packaging for Product to be distributed pursuant to this Agreement.

         7.4 LIFECELL USE OF MARKETING MATERIALS. OMP, upon LifeCell's request, shall make the Marketing Materials (as defined in Section 7.5) produced pursuant to this Article VII available to LifeCell for use in conjunction with the promotion, marketing, sales and distribution of the Product, and to remove
OMP's name from such Marketing Materials. OMP shall provide the Marketing Materials to LifeCell at the actual cost of producing such materials, as incurred by OMP.

         7.5 TRADEMARK LICENSES. OMP hereby grants to LifeCell a non-exclusive, royalty-free right and license to utilize OMP's trademarks, service marks and trade names as necessary to package and label the Product to be manufactured by LifeCell pursuant to this Agreement (the "OMP Packaging License"), revocable in accordance with Section 13.4. LifeCell hereby grants to OMP a non-exclusive, royalty-free right and license to utilize LifeCell's trademarks, service marks and trade names as necessary to market, promote, sell and distribute the Product in the manner contemplated by this Agreement (the "LifeCell Mark License"), revocable in accordance with Section 13.4. The parties acknowledge and agree that all right, title and interest in and to any trademarks, service marks or trade names created for any product or Product developed or invented hereunder shall reside solely in LifeCell.

         7.6 PRE-PUBLICATION REVIEW OF MARKETING MATERIALS. All Marketing Materials (as defined below) are expressly subject to pre-publication review and approval with respect to, but not limited to, content, style, appearance, composition, timing, and media. Prior to the distribution or publication of any materials containing any of LifeCell's trademarks, service marks or trade names ("Marketing Materials") OMP shall provide one copy of such Marketing Materials to LifeCell for final review and approval (Attention: _________, LifeCell Corporation, One Millennium Way, Branchburg, NJ 08876) at least twenty (20) days prior to the anticipated publication of such Marketing Materials. LifeCell agrees to promptly review such Marketing Materials, and LifeCell's failure to provide written notice of its objection to the use of any Marketing Materials within twenty (20) business days of their receipt shall constitute LifeCell's approval of such Marketing Materials. Notwithstanding anything to the contrary contained herein, OMP shall not use, distribute or publish anything containing LifeCell's trademarks, service marks or trade names without the express prior written consent of LifeCell, provided, however that such consent shall be exercised consistent with this Section 7.6 and not unreasonably, withheld, conditioned or delayed.

         7.7 MARKETING FOR PERMITTED USES. OMP shall market the Product solely for those uses for which the Product is permitted to be so marketed pursuant to FDA and all other applicable legal and regulatory requirements.

VIII.    SUPPLY; FORECASTS; ORDERS AND SHIPPING.

         8.1 AGREE TO SUPPLY. Consistent with the current accepted Forecast Document (as defined in Section 8.2) and the terms and conditions set forth in this Agreement, LifeCell shall supply and deliver to OMP Product in such quantities as OMP requests during the Term of this Agreement, up to the amount forecasted for such time frame as set forth in the current Forecast Document. LifeCell shall deliver ordered Product to OMP on the date requested by OMP in such purchase order, but in no event shall LifeCell be obligated to ship any Product within less than thirty (30) days from the date of LifeCell's receipt of a valid written purchase order from OMP. All orders for Product shall be made pursuant to written purchase orders signed by an authorized representative of OMP and delivered to LifeCell in accordance with this Article VIII. All Product received from LifeCell will be held as consigned inventory for LifeCell. Title to the consigned inventory will remain with LifeCell until the time that OMP has delivered the Product to the customer and the invoice therefor, at which time title to such Product shall pass to the customer.

OMP will return to LifeCell for disposal any expired Product held as consigned inventory by OMP.

         8.2 FORECASTS. Every thirty (30) days during the Term, OMP shall provide LifeCell with a good faith non-binding running estimate of the quantity of Product OMP reasonably estimates OMP will order and sell during each of the next twelve (12) months (but not extending beyond the Term) (the "Forecast Document"). OMP shall provide its initial forecast within thirty
(30) days after the Effective Date. LifeCell shall have ten (10) days to review the Forecast Document. If, in LifeCell's good faith judgment, LifeCell will be unable to meet the amounts set forth in the Forecast Document, LifeCell shall provide written notice thereof to OMP, and the Parties shall negotiate in good faith an acceptable amount. If despite reasonable efforts, LifeCell is unable to supply adequate Product to meet the demands of OMP (as set forth in the Forecast Document), LifeCell and any third party licensee of the Product, then LifeCell shall use commercially reasonable efforts to devise an allocation system of existing supply to be reviewed monthly. If the Parties are unable to agree upon an allocation of available product, the matter shall be resolved in accordance with Section XIV.

         8.3 ORDERS. Each OMP purchase order shall be in a form compatible with LifeCell's business form requirements and shall be subject to the terms and conditions of this Agreement. No printed term or provision contained in any OMP form or any LifeCell form which is inconsistent with or in addition to the terms of this Agreement shall be effective to alter the terms of this Agreement in any way unless agreed to in writing by both Parties. Each purchase order shall be subject to this Agreement and shall incorporate the terms and conditions of this Agreement. Each purchase order shall include at least the following information: the date of the order; the specific Product ordered; the quantity of each Product ordered; the price of the Product; and a delivery date for the order.

         8.4 CANCELLATION OF ORDERS. OMP may, at no cost, cancel any purchase order at any time up to twenty (20) days prior to the shipping date set forth on such purchase order and may reschedule any order at any time up to twenty (20) days prior to the shipping date set forth on such purchase order.

         8.5 DELIVERY. LifeCell shall use commercially reasonable efforts to ship orders according to the delivery date specified in each purchase order accepted by LifeCell. Notwithstanding the foregoing, LifeCell shall not be responsible for any delay in filling any purchase order due to a force majeure condition as set forth in Section 15.3.

         8.6 SHIPPING. LifeCell shall ship Products, F.O.B. destination, to OMP's warehouse or such other OMP business location in the United States of America designated by OMP, in a final, packaged form, ready for immediately delivery to customers.

         8.7 INSPECTION; ACCEPTANCE. OMP shall have the right to inspect the Product prior to sale to customers and shall notify LifeCell in writing of OMP's rejection of any Product due to the failure of the Product to meet Specifications. Such written notification by OMP shall include a detailed description of the test(s) that OMP performed on the Product and the results of such test(s).

LifeCell maintains the right to perform its own tests on Product rejected by OMP to determine if the Product meets Specifications. In the event that LifeCell's inspection verifies that the rejected Products failed to meet the applicable Specifications, LifeCell shall, in its sole discretion, either repair or replace all Product properly rejected under this Section 8.7. LifeCell shall bear the cost of shipping rejected Product back to LifeCell, as well as bear the cost of shipping replacement Product to OMP under this
Section 8.7. In the event that LifeCell's inspection indicates that the Product does meet the applicable Specifications, LifeCell shall provide the results of its tests to OMP. In the event that the Parties are unable to reach agreement concerning Product rejected by OMP and which Product LifeCell's tests indicate conforms to applicable specifications, either party may invoke the dispute resolution procedure set forth in Article XIV.

IX.      REPRESENTATIONS AND WARRANTIES; RELATED MATTERS; LIMITATION OF
         LIABILITY

         9.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each of the Parties represents and warrants to the other that:

         (a) it is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of organization;

         (b) it has all requisite legal and corporate power and authority to enter into and perform its obligations under this Agreement;

         (c) it has duly authorized the entry into and performance of its obligations under this Agreement by all requisite corporate actions;

         (d) when executed by each of the Parties hereto, this Agreement shall be a legal, valid and binding obligation of such party enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting creditors' rights generally and general principles of equity;

         (e) its execution and delivery and performance of its obligations under this Agreement do not breach, violate, conflict with or contravene in any material respect (i) its organizational documents, (ii) any laws, rules, regulations, orders, judgments or decrees applicable to or binding upon it or its property, or (iii) any other agreement, instrument, mortgage, indenture, contract, license or other document to which it is a party or by which it is bound;

         (f) it has obtained all governmental and third party consents and made all filings and notices required in connection with its execution, delivery and performance of this Agreement, and all such consents, filings and notices remain in full force and effect; and

         (g) it will comply in all material respects with all applicable laws, rules and regulations in the conduct of its responsibilities and activities under this Agreement.

         9.2 ADDITIONAL LIFECELL REPRESENTATIONS AND WARRANTIES. LifeCell represents and warrants to OMP that:

         (a) all Product will conform in all material respects to the Specifications;

         (b) LifeCell is and will remain in substantial compliance with good manufacturing practices;

         (c) LifeCell has, and throughout the Term at all times shall maintain, at LifeCell's sole expense, sufficient right, title and interest in all Intellectual Property (other than the OMP Packaging License and other Intellectual Property owned by
                  OMP) necessary to produce and license the Product for sale in the Territory contemplated by this Agreement;

         (d) LifeCell holds each item of registered or registrable Intellectual Property (including, without limitation, patents, trademarks, trade names, and applications for any of the foregoing (including the status of such applications and any rejections or challenges thereof)) listed on Exhibit A;

         (e) there are no interference, opposition or cancellation proceedings pending or threatened against any of the Intellectual Property listed on Exhibit A;

         (f) no claim, suit or action to which LifeCell is a party or which is known to LifeCell is pending or, to LifeCell's knowledge after due inquiry, threatened alleging that any Product is infringing or would infringe upon the Intellectual Property rights of others; and

         (g) the Product and the licenses and rights granted or purported to be granted to OMP pursuant to this Agreement with respect thereto do not infringe, violate or otherwise impair any Intellectual Property right or any other proprietary right of any third party in the United States.

         9.3 ADDITIONAL OMP REPRESENTATIONS AND WARRANTIES. OMP represents and warrants to LifeCell that:

         (a) the OMP Packaging License includes all the Intellectual Property rights necessary for LifeCell to produce the packaging and labeling required by this Agreement;

         (b) it will store, handle and transport the Products, and prepare, maintain and retain all records regarding such matters and its distribution of Product in accordance with (i) all applicable legal requirements then in effect, including without limitation, the regulations of the FDA and the United States Department of Health and Human Services (21 C.F.R. Part 1270),
                  (ii) the Guidelines of the American Association of Tissue Banks and (iii) the specifications and procedures set forth on Exhibit E annexed hereto and incorporated herein, as such exhibit may be revised from time to time upon mutual agreement of the Parties and in compliance with appropriate state statutes and regulations.

         9.4 DISCLAIMER OF DAMAGES. WITH THE EXCEPTION OF THE INDEMNIFICATION OBLIGATIONS SET FORTH IN ARTICLE X, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, COLLATERAL, INDIRECT, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL

DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF GOODWILL, LOSS OF PROFITS, OR LOSS OF USE, FOR BREACH OF ANY OF THE PROVISIONS OF THIS AGREEMENT, REGARDLESS OF WHETHER SUCH LIABILITY IS BASED ON BREACH OF CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

X.       INDEMNIFICATION

         10.1 SCOPE OF INDEMNITY. Each party (the "Indemnifying Party") agrees to indemnify, defend and hold the other party and any of its parent companies and Affiliates, and the present and former officers, members, shareholders, directors, employees, representatives, attorneys, insurers and agents of any of these, and their successors, heirs and assigns (each, an "Indemnified Party") harmless from and against any and all losses, liabilities, claims, costs, damages and expenses (including, without limitation, fines, forfeitures, attorneys' fees, disbursements and administrative or court costs) arising directly or indirectly out of any breach or alleged breach of its representations and warranties in this Agreement. Each party further agrees to indemnify defend and hold the other party, its parent, subsidiaries and affiliates, and each of their respective present and former officers, members, shareholders, directors, employees, representatives, attorneys, agents, successors heirs and assigns (each, an "Indemnified Party"), harmless from any and all losses, liabilities, claims, costs, damages and expenses (including, without limitation, fines, forfeitures, attorneys' fees, disbursements and administrative or court costs) arising directly or indirectly out of (a) the handling or sale of the Product by the Indemnifying Party and (b) the manufacture of the Product by the Indemnifying Party. LifeCell further agrees to indemnify defend and hold OMP, its parent, subsidiaries and affiliates, and each of their respective present and former officers, members, shareholders, directors, employees, representatives, attorneys, agents, successors heirs and assigns (each, an "Indemnified Party"), harmless from any and all losses, liabilities, claims, costs, damages and expenses (including, without limitation, fines, forfeitures, attorneys' fees, disbursements and administrative or court costs) arising directly or indirectly out of the use of the Product by third parties, other than those that arise out of OMP's breach of its obligations under Section 3.7 of this Agreement or any material misprepresentation relating to any Product made by OMP.

         10.2 PROCESS. Any Indemnified Party seeking indemnification shall notify the Indemnifying Party of the indemnified claim or action in writing within a reasonably prompt time. Upon receipt of notice of the assertion of a claim, the Indemnifying Party shall employ counsel reasonably acceptable to the Indemnified Party and shall assume defense of the claim. The Indemnified Party shall have the right to employ separate counsel and to participate in (but not control) any such defense. The fees and expenses of such separate counsel shall be at the expense of the Indemnified Party unless (a) the Indemnified Party has been given a formal opinion by its counsel that there is a conflict of interest between it and the Indemnifying Party, or (b) the Indemnifying Party has not in fact employed counsel to assume defense of the action within a reasonable time following receipt of the notice given pursuant to this Agreement, in each of which cases the fees and expenses of such counsel shall be at the expense of the Indemnifying Party. The Indemnifying Party agrees that it will not consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Party a release from all liability with respect to the claim. Each Indemnified Party shall reasonably cooperate in the defense of any claim for which indemnification is required and shall furnish such records, information, testimony and attend such conferences, discovery proceedings, hearings, trials and appeal as may reasonably requested by the Indemnifying Party.

         10.3 IP INFRINGEMENT. If any claim involving infringement, violation or impairment of any kind of Intellectual Property for which LifeCell is obligated to indemnify OMP pursuant to this Article X is resolved in a manner that precludes LifeCell from granting any right included in the Intellectual Property, LifeCell will, at LifeCell's expense:

                  (a) procure such license as is necessary for OMP's past rights and future rights to continue to exercise all rights granted with respect to the Product under this Agreement;

                  (b) replace or modify the allegedly infringing item(s) to avoid the infringement, without materially impairing performance or compliance with the Product's specifications to OMP's reasonable satisfaction, or

                  (c) if neither the procuring of such a license nor the replacement or modification as above-described are economically practicable, accept return of all the Product delivered to OMP which have not been sold to customers and refund OMP all its necessary and reasonable costs incurred as a result of LifeCell's inability to procure the past rights for OMP to continue to exercise all rights granted herein.

         10.4 RIGHT TO SET-OFF. Each Indemnified Party shall be entitled to offset against any obligations owed by such party to the Indemnifying Party the sum of all Indemnifiable Damages that such Indemnified Party is entitled to pursuant to this Article X.

         10.5 INSURANCE. Each party shall maintain at its expense commercial general liability insurance in a principal amount of not less than the coverage generally maintained by companies of similar size in its industry. Each party shall also maintain a product liability policy relating to any use of the Product at any time after the date of this Agreement with coverage of not less than [***] Dollars ($[***]) per occurrence and [***] Dollars ($[***]) in the aggregate. Each of the policies required under this Section 10.5 and maintained by any party shall name the other party as an additional insured and require the insurer to provide at least thirty (30) days written notice to such other party before any cancellation or material change to the limits, deductibles or terms of such policies. Within thirty (30) days after the date of this Agreement, each party shall furnish to the other party certificates evidencing its insurance, such other party's designation as additional insured, and such notice requirement. Any party may elect to suspend its performance under this Agreement until any insurance required to be maintained by the other party is in place and such certificates of coverage are provided.

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

XI.      CONFIDENTIAL INFORMATION

         11.1 CONFIDENTIAL INFORMATION. Each party acknowledges that it and its employees or agents may, in the course of this Agreement, be exposed to or acquire information which is proprietary or confidential to the other party ("Confidential Information"). Confidential Information hereunder shall include, if disclosed orally and such disclosure contains an oral statement that the information being disclosed is confidential or proprietary (provided such statement is followed by a writing delivered to the receiving party within thirty (30) days of the initial disclosure which indicates the date of disclosure and a non-confidential description of the Confidential Information disclosed, or if disclosed in writing or visually, a legend or some other clear written indication that the information disclosed is confidential or proprietary: (a) marketing, sales, financial, scientific, and other non-public and/or proprietary information concerning the Product, projects, business and operations of such party and its Affiliates including the manufacture, use, or sale of the Product; (b) any technical information, design, process, procedure, formula, improvement, and other data relating to the development or production of the Product; and (c) the terms and conditions of this Agreement. Confidential Information shall not include any information that is: (a) generally known or available to the public through no act of the receiving party, (b) already known to the receiving party at the time of receiving the Confidential Information, or (c) furnished to the receiving party by a third party with the right to do so. In the event that any disclosure of Confidential Information is required by a governmental authority or by order of a court of competent jurisdiction, the disclosing party shall, prior to disclosure and as soon as practicable by the best available means, notify the other party thereof in an effort to permit the disclosing party adequate opportunity to object to the disclosure order or take other action to preserve the confidentiality of the Confidential Information.

         11.2 NO ADDITIONAL RIGHTS. The furnishing of Confidential Information by one party to the other shall not constitute any grant, option or license to the other under any patent or other rights now or hereafter held by the furnishing party.

         11.3 LENGTH OF SURVIVAL. The provisions of this Article XI shall survive termination of this Agreement and continue for a period of three (3) years.

XII.     PRODUCT RECALLS; COMPLAINTS AND REGULATORY NOTICES

         12.1 RESPONSIBILITY FOR RECALL. In the event any Product must be recalled from the channel of distribution by reason of failure to meet any requirements of law or otherwise, OMP shall have the sole responsibility to effect the recall. LifeCell shall use its best efforts to cooperate with OMP in implementing any such recalls to the extent such cooperation is necessary to effect the recall.

         12.2 RESPONSIBILITY FOR REIMBURSEMENT. In the event the recall results from or is caused by an act or omission by OMP, OMP shall reimburse LifeCell for any costs and/or expenses reasonably expended by LifeCell as a consequence of the recall. Without limiting the general nature of the foregoing, OMP shall bear the cost of any Product involved in such recall. In the event the recall results from or is caused by an act or omission by LifeCell, LifeCell shall reimburse OMP for any costs and/or expenses reasonably expended by OMP as a consequence of the recall. Without limiting the general nature of the foregoing, LifeCell will provide replacement Product for recalled Product and for any Product that cannot be shipped due to the condition requiring the recall.

XIII.     TERM; RENEWAL; TERMINATION

         13.1 TERM. This Agreement shall become effective on the Effective
Date and shall continue for a period of five (5) years (the "Initial Term"), unless this Agreement is otherwise (a) terminated as provided in this Agreement, or (b) extended by mutual agreement of the Parties in a written instrument executed in conformance with the procedure for amending this Agreement. If OMP meets or exceeds the minimum sales levels described in
Section 4.1, or alternatively, makes the payments to LifeCell described in
Section 4.2 in a timely manner, and is not otherwise in default of its obligations hereunder, then OMP shall have the right to renew the Agreement for an additional five (5) year term (a "Renewal Term") by notifying LifeCell of its intent to renew the Agreement, in writing, at least one hundred and eighty (180) days prior to the expiration of the Initial Term, in which case the Minimum Annual Sales Amounts set forth in Article IV shall be increased by [***] percent ([***]%) annually for the Term. The Initial Term, any mutually agreed upon extensions, and the Renewal Term(s), if any, shall constitute the "Term" of this Agreement.

         13.2 TERMINATION FOR CAUSE. Either party has the right, but not the obligation, to terminate this Agreement in the event of a material breach of this Agreement by the other party, unless such breach is cured within thirty
(30) days of receipt of written notice of such breach.

         13.3 TERMINATION DUE TO INSOLVENCY OR BANKRUPTCY. Either party may terminate this Agreement upon thirty (30) days advance notice if the other party is declared insolvent or bankrupt by a court of competent jurisdiction, or a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by such party, or such party makes or executes an assignment for the benefit of creditors.

         13.4 EVENTS UPON TERMINATION. Upon the termination, expiration or cancellation of this Agreement, all rights granted by LifeCell to OMP with respect to the Product or Improvement shall cease, other than the right to complete the sale of Product then lawfully in its possession. Each party will remain obligated to pay outstanding amounts due prior to the date of termination. Each party will promptly return to the other party or destroy all copies of any Confidential Information, including all notes, abstracts, and other documents that contain Confidential Information, and will provide to the other party a written certification from an officer certifying how such Confidential Information was disposed. The OMP Packaging License and the LifeCell Mark License shall expire upon the expiration, termination or cancellation of this Agreement.

         13.5 SURVIVAL OF TERMINATION. The obligations of the parties under Articles I, IX, X, XI, XIV and XV shall survive any such expiration, termination or cancellation, subject to any limitation specified in such Article and Section.

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

XIV.      ALTERNATIVE DISPUTE RESOLUTION

       14.1 DISPUTE RESOLUTION. In order to attempt to resolve any dispute between the Parties hereunder, and except as otherwise specifically provided herein to the contrary, as a condition precedent to the non-breaching party terminating this Agreement under Section 13.2 or as otherwise provided in this Agreement, or filing a suit, instituting a proceeding or seeking other governmental resolution in connection with this Agreement, the Parties, with the help and assistance of the Joint Management Committee, will attempt to reach a mutually agreeable resolution of the dispute through best efforts negotiation for a minimum of thirty (30) business days. If the Parties are unable to reach a mutually agreeable resolution within such thirty (30) business days, then the Parties shall submit the dispute to a non-binding mediation for a minimum of an additional sixty (60) business days, utilizing a single mediator who is a retired judge mutually agreed upon by the Parties. If the Parties are unable to reach a mutually agreeable resolution within such ninety (90) business days, either party may exercise its rights hereunder in the manner selected by such party in order to resolve the dispute.

XV.       MISCELLANEOUS

         15.1 PREAMBLE; RECITALS. The Preamble and Recitals set forth above are intended to be an integral part of this Agreement, and the Preamble and Recitals (including the definitions set forth therein) are hereby incorporated by reference.

         15.2 NOTICES. Any notices required or permitted to be given hereunder shall be delivered by personal delivery, overnight commercial courier or by certified mail, return receipt requested, at the address of the parties specified below, and shall be effective upon receipt. Either party may at any time designate another person or address for the receipt of notice by notifying the other party in accordance with this Section 15.2.

         If to LifeCell:                    If to OMP:

         LifeCell                           Obagi Medical Products, Inc.
         One Millenium Way                  310 Golden Shore
         Branchburg, NJ 08876               Long Beach, CA 90802
         Attn: Paul Thomas, CEO             Attn: Philip Rose

         With a copy to:

         Lowenstein Sandler, PC             Michael Best & Friedrich LLP
         50 Division Street                 One South Pinckney St, #700
         Somerville, NJ  08876              Madison, WI  53703
         Attn:  Steven B. Fuerst, Esq.      Attn:  Tod B. Linstroth, Esq.

         15.3 FORCE MAJEURE. Neither party shall be deemed in default or otherwise liable under this Agreement due to its inability to perform its obligations by reason of any fire, earthquake, flood, substantial snowstorm, epidemic, accident, explosion, casualty, strike, lockout, labor controversy, riot, civil disturbance, act of public enemy, embargo, war, act of God, or any municipal, county, state or national ordinance or law, or any executive, administrative or judicial order (which order is not the result of any act or omission which would constitute a default hereunder), or any failure or delay of any transportation, power, or communications system or any other or similar cause beyond that party's reasonable control.

         15.4 GOVERNING LAW. This Agreement and all matters or issues related this Agreement shall be governed by the laws of the State of New Jersey without regard to its choice of law or conflict of laws rules.

         15.5 ASSIGNMENT. Neither party shall sell, assign, mortgage or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party, such consent not to be unreasonably withheld, conditioned or delayed, nor shall any of said rights or obligations be assigned or transferred by operation of law or otherwise without such consent. Notwithstanding the foregoing, either party may assign this Agreement in connection with a sale of all or substantially all of its assets or equity interests, or to any Affiliate. In the event of any permitted assignment or transfer, the approved assignee shall agree to accept and abide by all of the terms and conditions of this Agreement.

         15.6 RELATIONSHIP OF PARTIES: NO JOINT VENTURE. Neither this Agreement nor the cooperation of the parties contemplated under this Agreement shall be deemed or construed to create any partnership, joint venture or other business entity between OMP and LifeCell.

         15.7 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. In the event that any provision of this Agreement is determined to be invalid, unenforceable or otherwise illegal, such provision shall be deemed restated, in accordance with applicable law, to reflect as nearly as possible the original intentions of the parties, and the remainder of this Agreement shall remain in full force and effect.

         15.8 WAIVER. No term or condition of this Agreement shall be deemed waived, and no breach shall be deemed excused, unless such waiver or excuse is in writing and is executed by the party against whom such waiver or excuse is claimed.

         15.9 ENTIRE AGREEMENT; AMENDMENTS. This Agreement, including all Exhibits, contains the entire agreement and understanding between the parties with regard to the subject matter hereof, and supersedes all prior and contemporaneous oral or written agreements and representations. Any amendment of this Agreement shall be in writing and signed by both parties.

         15.10 COMMUNICATIONS. Each party agrees that it shall not make any public announcement regarding the cooperative relationship described in this Agreement without the prior approval of the other, both as to timing and substance, such approval not to be unreasonably withheld.

         15.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same Agreement.

          IN WITNESS WHEREOF, the parties, intending to be legally bound, as described in the Preamble, have caused this Agreement to be executed by their authorized representatives.

LifeCell Corporation                        Obagi Medical Products, Inc.


By:    /s/ P. Thomas                        By: /s/ Phillip Rose
   --------------------------------             -------------------------------
Name:  Paul G. Thomas                       Name: Phillip J. Rose
     ------------------------------               -----------------------------
Title: President & CEO                      Title: President & CEO
      -----------------------------                ----------------------------

                                    EXHIBIT A

               SCHEDULE OF INTELLECTUAL PROPERTY OWNED BY LIFECELL

U.S. Patent No. 5,336,616

         "Method for Processing and Preserving Collagen-Based Tissues for Transplantation" Corresponding Applications filed or issued: AU, CA, EP, JP

U.S. Application No. 08/759,801

         "Method for Processing and Preserving Collagen-Based Tissues for Transplantation"

U.S. Application No. 09/207,179

         "Reconstituted Skin"

PCT Application No. US99/038667

         "Method for Processing and Preserving Collagen-Based Tissues"

PCT Application No. US99/13861

         "Particulate Acellular Tissue Matrix" (Micronized
         ALLODERM-Registered Trademark-)

                               TRADEMARK PORTFOLIO

LIFECELL-Registered Trademark-

         Registration No. 1,475,428

ALLODERM-Registered Trademark-

         Registration No. 1,782,561

                     TRADEMARK PORTFOLIO UNDER CONSIDERATION

MICRONIZED ALLODERM-TM-

                                   CYMETRA-TM-

                                      EXHIBIT B


--------------------------------------------------------------------------------
                 LIFECELL CORPORATION, THE WOODLANDS, TEXAS
                         FINISHED GOOD SPECIFICATION                   100A0008
MICRONIZED ALLODERM, 330 MG VIAL                                         Rev. A
LifeCell Part No.: 602001                                           Page 1 of 2
--------------------------------------------------------------------------------

1     PURPOSE
      This specification describes the required characteristics of Micronized AlloDerm, requirements for raw materials, and, by reference, the process required to produce, inspect, ship, and track individual pieces to the customer.

2     APPLICABLE DOCUMENTS
      The following documents are referenced in this specification by title:
           AATB, STANDARDS FOR TISSUE BANKING
           FDA INTERIM RULE, CFR 1270

      2.1  Design Documents
           111A0001    SKIN, HUMAN, CADAVER

      2.2  Manufacturing Documents
           002S0014    PACKAGING FOR MICRONIZED ALLODERM
           100S0008    MICRONIZED ALLODERM

      2.3  Quality Assurance Documents
           001S0002    ALLODERM TRACKING
           001S0054    QA RELEASE FOR MICRONIZED ALLODERM

3     DESCRIPTION
      Micronized AlloDerm is a freeze-dried acellular matrix derived from papillary and reticular human dermis and is characterized by the following:

      a Dermal and epidermal cells removed, evidenced by histological analysis

      b Collagen bundles are intact, evidenced by electron microscopic analysis

      c Absence of commensal and pathogenic microorganisms per microbiological testing (method CFR 610.12/Viromed or equivalent)

      d Macroscopic appearance should be white to buff-colored and not exhibit consolidated aggregates that cannot be broken up when the dry sample is agitated

      e Residual moisture content of LESS THAN OR EQUAL TO 5%, evidenced by residual moisture analysis

4     QUALITY ASSURANCE

      4.1  TESTING
           All tissue processed for Micronized AlloDerm shall be tested and accepted/rejected per QA Release for Micronized AlloDerm (001S0054).

      4.2  TRACKING
           Micronized AlloDerm supplied by LifeCell for transplantation or testing shall be tracked per AlloDerm Tracking in accordance with FDA Interim Rule CFR 1270.

5     PACKAGING/LABELING

      5.1  PACKAGING
           Each dose of Micronized AlloDerm shall be packaged in an autoclaved siliconized glass vial with a minimum of 330 mg of dry product per dose.

      5.2  LABELING
           All package labels (excluding marketing overlabels) shall be capable of withstanding temperatures of -35DEG.C to +40DEG.C without adverse effects on the printing or loss of label adhesion to the vials.

6     STORAGE
      All Micronized AlloDerm which meets the requirements of the QA Release for Micronized AlloDerm, and is hence accepted for Finished Goods, shall be stored in a restricted, temperature-controlled environment (1DEG.C to 10DEG.C) until the time of distribution. All Micronized AlloDerm, which does not meet the requirements, and is hence rejected, shall be stored in a separate temperature-controlled environment until such time that the disposition of such tissue is determined.

                     FINAL OBAGI CUSTOMER LIST 2/9/00  EXHIBIT C

------------------------------------------------------------------------------------------------------------------------------------
              TNX  CUST                SUM OF                                                                                  O
  #  CUST ID  YR   TYPE  PECIA  TER    TNXAMT           NAME                     ADDRESS                CITY      STATE  ZIP   VS L
------------------------------------------------------------------------------------------------------------------------------------
  1     4528   99  O     PL     101  $                                           [***]                                          O
  2     3689   99  O     PL     101  $                                                                                          O
  3     4729   99  O     PL     101  $                                                                                          O
  4     4391   99  O     PL     101  $                                                                                          O
  5     4298   99  O     PL     101  $                                                                                          O
  6     4043   99  O     PL     101  $                                                                                          O
  7     4543   99  O     PL     101  $                                                                                          O
  8     3832   99  O     PL     101  $                                                                                          O
  9     4403   99  O     PL     101  $                                                                                          O
 10     3957   99  O     PL     101  $                                                                                          O
 11     4397   99  O     PL     101  $                                                                                          O
 12     4233   99  O     PL     101  $                                                                                          O
 13     3140   99  O     PL     101  $                                                                                          O
 14     1387   99  O     PL     101  $                                                                                          O
 15     3379   99  O     PL     101  $                                                                                          O
 16     4579   99  O     PL     101  $                                                                                          O
 17     3218   99  O     PL     101  $                                                                                          O
 18     3347   99  O     PL     101  $                                                                                          O
 19     3052   99  O     PL     101  $                                                                                          O
 20     3245   99  O     PL     101  $                                                                                          O
 21     4639   99  O     PL     101  $                                                                                          O
 22     4000   99  O     PL     101  $                                                                                          O
 23     3599   99  O     PL     101  $                                                                                          O
 24     3165   99  O     PL     101  $                                                                                          O
 25     3706   99  O     PL     101  $                                                                                          O
 26     4395   99  O     PL     101  $                                                                                          O
 27     3973   99  O     PL     101  $                                                                                          O
 28     3902   99  O     PL     101  $                                                                                          O
 29     4488   99  O     PL     101  $                                                                                          O
 30     3870   99  O     PL     101  $                                                                                          O
 31     4324   99  O     PL     101  $                                                                                          O
 32     3161   99  O     PL     102  $                                                                                          O
 33     4779   00  O     PL     102                                                                                             O
 34     4011   99  O     PL     102  $                                                                                          O
 35     4793   00  O     PL     102                                                                                             O
 36     3110   99  O     PL     102  $                                                                                          O
 37     3617   99  O     PL     102  $                                                                                          O
 38     4836   00  O     PL     102                                                                                             O
 39     3146   99  O     PL     102  $                                                                                          O
 40     4792   00  O     PL     103                                                                                             O
 41     2510   99  O     PL     103  $                                                                                          O

*** Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

                                     FINAL OBAGI CUSTOMER LIST 2/9/00 EXHIBIT C

------------------------------------------------------------------------------------------------------------------------------------
              TAX  CUST                SUM OF                                                                                  O
  #  CUST ID  YR   TYPE  PECIA  TER    TAX AMT          NAME                     ADDRESS                CITY      STATE  ZIP   VS L
------------------------------------------------------------------------------------------------------------------------------------
 42   3732      99   O     PL   103   $                                            [***]               [***]                    0
 43   3564      99   O     PL   104   $                                                                                         0
 44   3964      99   O     PL   104   $                                                                                         0
 45   2951      99   O     PL   104   $                                                                                         0
 46   4037      99   O     PL   104   $                                                                                         0
 47   4612      99   O     PL   104   $                                                                                         0
 48   3448      99   O     PL   104   $                                                                                         0
 49   4451      99   O     PL   104   $                                                                                         0
 50   4565      99   O     PL   104   $                                                                                         0
 51   3071      99   O     PL   104   $                                                                                         0
 52   4578      99   O     PL   104   $                                                                                         0
 53   2889      99   O     PL   104   $                                                                                         0
 54   4704      99   O     PL   105   $                                                                                         0
 55   4359      99   O     PL   105   $                                                                                         0
 56   3049      99   O     PL   105   $                                                                                         0
 57   4004      99   O     PL   105   $                                                                                         0
 58   3655      99   O     PL   105   $                                                                                         0
 59   4439      99   O     PL   105   $                                                                                         0
 60   4036      99   O     PL   105   $                                                                                         0
 61   4412      99   O     PL   105   $                                                                                         0
 62   4056      99   O     PL   105   $                                                                                         0
 63   1413      99   O     PL   105   $                                                                                         0
 64   4722      99   O     PL   105   $                                                                                         0
 65   2556      99   O     PL   105   $                                                                                         0
 66   3887      99   O     PL   105   $                                                                                         0
 67   4159      99   O     PL   105   $                                                                                         0
 68   2962      99   O     PL   105   $                                                                                         0
 69   4082      99   O     PL   105   $                                                                                         0
 70   2887      99   O     PL   105   $                                                                                         0
 71   4363      99   O     PL   105   $                                                                                         0
 72   1467      99   O     PL   105   $                                                                                         0
 73   3639      99   O     PL   105   $                                                                                         0
 74   4060      99   O     PL   105   $                                                                                         0
 75   4156      99   O     PL   105   $                                                                                         0
 76   4510      99   O     PL   105   $                                                                                         0
 77   2936      99   O     PL   105   $                                                                                         0
 78   4350      99   O     PL   105   $                                                                                         0
 79   3770      99   O     PL   105   $                                                                                         0
 80   4126      99   O     PL   106   $                                                                                         0
 81   3882      99   O     PL   106   $                                                                                         0
 82   2968      99   O     PL   107   $                                                                                         0


[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
              TAX  CUST                SUM OF                                                                                  O
  #  CUST ID  YR   TYPE  PECIA  TER    TAX AMT          NAME                     ADDRESS                CITY      STATE  ZIP   VS L
------------------------------------------------------------------------------------------------------------------------------------
 83   4854      99   O     PL   107   $                                            [***]               [***]                    0
 84   4549      99   O     PL   107   $                                                                                         0
 85   2623      99   O     PL   108   $                                                                                         0
 86   2882      99   O     PL   108   $                                                                                         0
 87   4311      99   O     PL   108   $                                                                                         0
 88   2988      99   O     PL   108   $                                                                                         0
 89   3585      99   O     PL   108   $                                                                                         0
 90   4725      99   O     PL   108   $                                                                                         0
 91   4758      99   O     PL   108   $                                                                                         0
 92   2997      99   O     PL   108   $                                                                                         0
 93   3357      99   O     PL   108   $                                                                                         0
 94   2009      99   O     PL   108   $                                                                                         0
 95   1341      99   O     PL   108   $                                                                                         0
 96   4422      99   O     PL   108   $                                                                                         0
 97   4585      99   O     PL   108   $                                                                                         0
 98   2910      99   O     PL   108   $                                                                                         0
 99   3002      99   O     PL   108   $                                                                                         0
100   4306      99   O     PL   108   $                                                                                         0
101   3802      99   O     PL   108   $                                                                                         0
102   3394      99   O     PL   108   $                                                                                         0
103   3374      99   O     PL   108   $                                                                                         0
104   3145      99   O     PL   108   $                                                                                         0
105   4356      99   O     PL   108   $                                                                                         0
106   4194      99   O     PL   108   $                                                                                         0
107   4234      99   O     PL   109   $                                                                                         0
108   3124      99   O     PL   109   $                                                                                         0
109   4512      99   O     PL   109   $                                                                                         0
110   3662      99   O     PL   109   $                                                                                         0
111   3851      99   O     PL   109   $                                                                                         0
112   4824      99   O     PL   109   $                                                                                         0
113   3927      99   O     PL   109   $                                                                                         0
114   4376      99   O     PL   109   $                                                                                         0
115   4053      99   O     PL   109   $                                                                                         0
116   4844      00   O     PL   109   $                                                                                         0
117   3122      99   O     PL   109   $                                                                                         0
118   1323      99   O     PL   109   $                                                                                         0
119   4244      99   O     PL   109   $                                                                                         0
120   4114      99   O     PL   109   $                                                                                         0
121   3073      99   O     PL   109   $                                                                                         0
122   4751      99   O     PL   109   $                                                                                         0
123   4149      99   O     PL   109   $                                                                                         0


*** Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.


                                     FINAL OBAGI CUSTOMER LIST 2/9/00 EXHIBIT C
------------------------------------------------------------------------------------------------------------------------------------
            TNX CUST                 SUM OF                                                                                       O
 #  CUST ID YR  TYPE SPECIALTY TER   TNXAMT          NAME              ADDRESS                      CITY          STATE  ZIP     VSL
------------------------------------------------------------------------------------------------------------------------------------
124  3749   99  O    PL        109 $                                   [***]                                                       0
125  4353   99  O    PL        109 $                                                                                               0
126  4643   99  O    PL        109 $                                                                                               0
127  3322   99  O    PL        109 $                                                                                               0
128  3612   99  O    PL        109 $                                                                                               0
129  4217   99  O    PL        109 $                                                                                               0
130  4220   99  O    PL        109 $                                                                                               0
131  3536   99  O    PL        109 $                                                                                               0
132  3813   99  O    PL        109 $                                                                                               0
133  3949   99  O    PL        109 $                                                                                               0
134  3074   99  O    PL        109 $                                                                                               0
135  3586   99  O    PL        202 $                                                                                               0
136  3842   99  O    PL        202 $                                                                                               0
137  3605   99  O    PL        202 $                                                                                               0
138  4765   99  O    PL        202                                                                                                 0
139  4717   99  O    PL        202 $                                                                                               0
140  4317   99  O    PL        202 $                                                                                               0
141  4463   99  O    PL        202 $                                                                                               0
142  3886   99  O    PL        202 $                                                                                               0
143  4461   99  O    PL        202 $                                                                                               0
144  4185   99  O    PL        202 $                                                                                               0
145  3562   99  O    PL        202 $                                                                                               0
146  4572   99  O    PL        202 $                                                                                               0
147  4161   99  O    PL        202 $                                                                                               0
148  4335   99  O    PL        202 $                                                                                               0
149  3632   99  O    PL        202 $                                                                                               0
150  4640   99  O    PL        202 $                                                                                               0
151  3669   99  O    PL        202 $                                                                                               0
152  4111   99  O    PL        202 $                                                                                               0
153  3481   99  O    PL        202 $                                                                                               0
154  4470   99  O    PL        202 $                                                                                               0
155  3567   99  O    PL        202 $                                                                                               0
156  3327   99  O    PL        202 $                                                                                               0
157  4088   99  O    PL        202 $                                                                                               0
158  3998   99  O    PL        202 $                                                                                               0
159  3890   99  O    DM        202 $                                                                                               0
160  4044   99  O    PL        202 $                                                                                               0
161  4731   99  O    PL        202 $                                                                                               0
162  3987   99  O    PL        204 $                                                                                               0
163  4448   99  O    PL        204 $                                                                                               0
164  3602   99  O    PL        204 $                                                                                               0



[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

                                     FINAL OBAGI CUSTOMER LIST 2/9/00 EXHIBIT C
------------------------------------------------------------------------------------------------------------------------------------
            TNX CUST                 SUM OF                                                                                       O
 #  CUST ID YR  TYPE SPECIALTY TER   TNXAMT          NAME              ADDRESS                      CITY          STATE  ZIP     VSL
------------------------------------------------------------------------------------------------------------------------------------
165  3516   99  O    PL        204 $                                   [***]                                                       0
166  3845   99  O    PL        204 $                                                                                               0
167  4216   99  O    PL        204 $                                                                                               0
168  4007   99  O    PL        204 $                                                                                               0
169  4592   99  O    PL        204 $                                                                                               0
170  4485   99  O    PL        204 $                                                                                               0
171  3954   99  O    PL        204 $                                                                                               0
172  4224   99  O    PL        204 $                                                                                               0
173  3556   99  O    PL        204 $                                                                                               0
174  4521   99  O    PL        204 $                                                                                               0
175  4638   99  O    PL        204 $                                                                                               0
176  3788   99  O    PL        204 $                                                                                               0
177  3500   99  O    PL        204 $                                                                                               0
178  3804   99  O    PL        204 $                                                                                               0
179  4806   00  O    PL        204                                                                                                 0
180  4519   99  O    PL        204 $                                                                                               0
181  3900   99  O    PL        204 $                                                                                               0
182  3691   99  O    PL        204 $                                                                                               0
183  3779   99  O    PL        204 $                                                                                               0
184  3103   99  O    PL        204 $                                                                                               0
185  4603   00  O    PL        204                                                                                                 0
186  3750   99  O    PL        204 $                                                                                               0
187  3597   99  O    PL        204 $                                                                                               0
188  3953   99  O    PL        204 $                                                                                               0
189  4573   99  O    PL        204 $                                                                                               0
190  4827   00  O    PL        204                                                                                                 0
191  4084   99  O    PL        204 $                                                                                               0
192  3961   99  O    PL        204 $                                                                                               0
193  4398   99  O    PL        206 $                                                                                               0
194  4257   99  O    PL        206 $                                                                                               0
195  3422   99  O    PL        206 $                                                                                               0
196  3211   99  O    PL        206 $                                                                                               0
197  3554   99  O    PL        206 $                                                                                               0
198  9999   00  O    PL        206                                                                                                 0
199  4249   99  O    PL        206 $                                                                                               0
200  4365   99  O    PL        206 $                                                                                               0
201  4396   99  O    PL        206 $                                                                                               0
202  3741   99  O    PL        206 $                                                                                               0



[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

                 FINAL OBAGI CUSTOMER LIST 2/9/00  EXHIBIT C

------------------------------------------------------------------------------------------------------------------------------------
              TAX  CUST                SUM OF                                                                                  O
  #  CUST ID  YR   TYPE  PECIA  TER    TAX AMT          NAME                     ADDRESS                CITY      STATE  ZIP   VS L
------------------------------------------------------------------------------------------------------------------------------------
203    2891   99    O      PL    206  $                                            [***]                                [***]   0
204    4794   00    O      PL    206                                                                                            0
205    4709   99    O      PL    206  $                                                                                         0
206    2725   99    O      PL    206  $                                                                                         0
207    3772   99    O      PL    206  $                                                                                         0
208    2566   99    O      PL    207  $                                                                                         0
209    4649   99    O      PL    207  $                                                                                         0
210    4817   00    O      PL    207                                                                                            0
211    1206   99    O      PL    207  $                                                                                         0
212    2587   99    O      PL    207  $                                                                                         0
213    2466   99    O      PL    207  $                                                                                         0
214    4814   00    O      PL    207                                                                                            0
215    4791   00    O      PL    207                                                                                            0
216    2791   99    O      PL    207  $                                                                                         0
217    4856   00    O      PL    207                                                                                            0
218    4402   99    O      PL    207  $                                                                                         0
219    4790   00    O      PL    208                                                                                            0
220    2995   99    O      PL    208  $                                                                                         0
221    2859   99    O      PL    208  $                                                                                         0
222    2635   99    O      PL    208  $                                                                                         0
223    2720   99    O      PL    208  $                                                                                         0
224    4863         O      PL    209                                                                                            0
225    4577   99    O      PL    209  $                                                                                         0
226    4453   99    O      PL    209  $                                                                                         0
227    2984   99    O      PL    209  $                                                                                         0
228    2539         O      PL    209                                                                                            0
229    4600   99    O      PL    210  $                                                                                         0
230    3661   99    O      PL    210  $                                                                                         0
231    4608   99    O      PL    210  $                                                                                         0
232    4740   99    O      PL    211  $                                                                                         0
233    2796   99    O      PL    211  $                                                                                         0
234    4606   99    O      PL    211  $                                                                                         0
235    3135   99    O      PL    211  $                                                                                         0
236    4833   00    O      PL    211                                                                                            0
237    4561   99    O      PL    211  $                                                                                         0
238    3823   99    O      PL    211  $                                                                                         0
239    2645   99    O      PL    211  $                                                                                         0
240    2787   99    O      PL    211  $                                                                                         0
241    3108   99    O      PL    211  $                                                                                         0
242    3226   99    O      PL    211  $                                                                                         0
243    4516   99    O      PL    211  $                                                                                         0
----------------------------------------------------------------------------------------------------------------------------------


[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

                 FINAL OBAGI CUSTOMER LIST 2/9/00  EXHIBIT C

------------------------------------------------------------------------------------------------------------------------------------
              TAX  CUST                SUM OF                                                                                  O
  #  CUST ID  YR   TYPE  PECIA  TER    TAX AMT          NAME                     ADDRESS                CITY      STATE  ZIP   VS L
------------------------------------------------------------------------------------------------------------------------------------
244    3336   99    O      PL    211  $                                            [***]                                 [***]  0
245    2876   99    O      PL    211  $                                                                                         0
246    1569   99    O      PL    211  $                                                                                         0
247    4520   99    O      PL    211  $                                                                                         0
248    4816   99    O      PL    211                                                                                            0
249    4752   99    O      PL    401                                                                                            0
250    3939   99    O      PL    401  $                                                                                         0
251    2750   99    O      PL    401  $                                                                                         0
252    1269   99    O      PL    401  $                                                                                         0
253    3811   99    O      PL    401  $                                                                                         0
254    3723   99    O      PL    401  $                                                                                         0
255    3421   99    O      PL    401  $                                                                                         0
256    4394   99    O      PL    401  $                                                                                         0
257    3712   99    O      PL    401  $                                                                                         0
258    3522   99    O      PL    401  $                                                                                         0
259    3914   99    O      PL    401  $                                                                                         0
260    3445   99    O      PL    401  $                                                                                         0
261    4635   99    O      PL    401  $                                                                                         0
262    3485   99    O      PL    401  $                                                                                         0
263    4723   99    O      PL    401  $                                                                                         0
264    3824   99    O      PL    401  $                                                                                         0
265    4071   99    O      PL    401  $                                                                                         0
266    1408   99    O      PL    401  $                                                                                         0
267    4337   99    O      PL    401  $                                                                                         0
268    3895   99    O      PL    401  $                                                                                         0
269    4124   99    O      PL    401  $                                                                                         0
270    4788   00    O      PL    401                                                                                            0
271    3593   99    O      PL    401  $                                                                                         0
272    3486   99    O      PL    401  $                                                                                         0
273    3578   99    O      PL    401  $                                                                                         0
274    4484   99    O      PL    401  $                                                                                         0
275    4078   99    O      PL    401  $                                                                                         0
276    2959   99    O      PL    401  $                                                                                         0
277    3801   99    O      PL    401  $                                                                                         0
278    4070   99    O      PL    401  $                                                                                         0
279    1486   99    O      PL    401  $                                                                                         0
280    4848   OO    O      PL    401                                                                                            0
281    3794   99    O      PL    401  $                                                                                         0
282    3598   99    O      PL    401  $                                                                                         0
283    3827   99    O      PL    401  $                                                                                         0
284    3563   99    O      PL    401  $                                                                                         0
----------------------------------------------------------------------------------------------------------------------------------


[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

                       FINAL OBAGI CUSTOMER LIST 2/9/00 EXHIBIT C

-----------------------------------------------------------------------------------------------------------------------------------
              TNX CUST               SUM OF                                                                                       O
 #   CUST ID  YR  TYPE SPECIALTY TER TNXAMT          NAME                     ADDRESS                CITY         STATE   ZIP  VS L
-----------------------------------------------------------------------------------------------------------------------------------
285    3528   99   O     PL    401  $ [***]                                                                                       O
286    3764   99   O     PL    401  $                                                                                             O
287    3417   99   O     PL    401  $                                                                                             O
288    3589   99   O     PL    401  $                                                                                             O
289    3642   99   O     PL    401  $                                                                                             O
290    3626   99   O     PL    401  $                                                                                             O
291    4750   00   O     PL    404  $                                                                                             O
292    2831   99   O     PL    404  $                                                                                             O
293    1405   99   O     PL    404  $                                                                                             O
294    4099   99   O     PL    404  $                                                                                             O
295    4496   99   O     PL    404  $                                                                                             O
296    2811   99   O     PL    404  $                                                                                             O
297    3883   99   O     PL    404  $                                                                                             O
298    4839   00   O     PL    404  $                                                                                             O
299    4430   99   O     PL    404  $                                                                                             O
300    1283   99   O     PL    404  $                                                                                             O
301    2783   99   O     PL    404  $                                                                                             O
302    2582   99   O     PL    404  $                                                                                             O
303    4616   99   O     PL    404  $                                                                                             O
304    4536   99   O     PL    404  $                                                                                             O
305    4201   99   O     PL    404  $                                                                                             O
306    4832   00   O     PL    404  $                                                                                             O
307    3724   99   O     PL    404  $                                                                                             O
308    2801   99   O     PL    404  $                                                                                             O
309    2601   99   O     PL    404  $                                                                                             O
310    2589   99   O     PL    404  $                                                                                             O
311    2568   99   O     PL    404  $                                                                                             O
312    3809   99   O     PL    404  $                                                                                             O
313    2559   99   O     PL    404  $                                                                                             O
314    3872   99   O     PL    404  $                                                                                             O
315    4745   00   O     PL    405  $                                                                                             O
316    4444   99   O     PL    405  $                                                                                             O
317    3704   99   O     PL    405  $                                                                                             O
318    4769   00   O     PL    405  $                                                                                             O
319    4730   99   O     PL    405  $                                                                                             O
320    4502   99   O     PL    405  $                                                                                             O
321    3345   99   O     PL    405  $                                                                                             O
322    4834   00   O     PL    405  $                                                                                             O
323    4807   00   O     PL    405  $                                                                                             O
324    4388   99   O     PL    405  $                                                                                             O
325    4541   99   O     PL    405  $                                                                                             O



[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

                       FINAL OBAGI CUSTOMER LIST 2/9/00 EXHIBIT C

-----------------------------------------------------------------------------------------------------------------------------------
              TNX CUST               SUM OF                                                                                       O
 #   CUST ID  YR  TYPE SPECIALTY TER TNXAMT          NAME                     ADDRESS                CITY         STATE   ZIP  VS L
-----------------------------------------------------------------------------------------------------------------------------------
326    4550   99   O     PL    405  $ [***]                                                                                       O
327    4818   00   O     PL    405  $                                                                                             O
328    3879   99   O     PL    405  $                                                                                             O
329    3356   99   O     PL    405  $                                                                                             O
330    3963   99   O     PL    405  $                                                                                             O
331    4406   99   O     PL    406  $                                                                                             O
332    3825   99   O     PL    406  $                                                                                             O
333    3313   99   O     PL    406  $                                                                                             O
334    4465   99   O     PL    406  $                                                                                             O
335    4703   99   O     PL    406  $                                                                                             O
336    4087   99   O     PL    406  $                                                                                             O
337    3985   99   O     PL    406  $                                                                                             O
338    3812   99   O     PL    406  $                                                                                             O
339    4341   99   O     PL    406  $                                                                                             O
340    4757   00   O     PL    406  $                                                                                             O
341    4098   99   O     PL    406  $                                                                                             O
342    4611   99   O     PL    406  $                                                                                             O
343    4338   99   O     PL    406  $                                                                                             O
344    4307   99   O     PL    406  $                                                                                             O
345    4178   99   O     PL    406  $                                                                                             O
346    4348   99   O     PL    406  $                                                                                             O
347    3694   99   O     PL    406  $                                                                                             O
348    3395   99   O     PL    406  $                                                                                             O
349    4134   99   O     PL    406  $                                                                                             O
350    3291   99   O     PL    406  $                                                                                             O
351    4800   00   O     PL    406  $                                                                                             O
352    3991   99   O     PL    406  $                                                                                             O
353    4231   99   O     PL    406  $                                                                                             O
354    3565   99   O     PL    406  $                                                                                             O
355    4443   99   O     PL    406  $                                                                                             O
356    3962   99   O     PL    406  $                                                                                             O
357    3679   99   O     PL    407  $                                                                                             O
358    3904   99   O     PL    407  $                                                                                             O
359    3096   99   O     PL    407  $                                                                                             O
360    4771   00   O     PL    407  $                                                                                             O
361    3810   99   O     PL    407  $                                                                                             O
362    4852   00   O     PL    407  $                                                                                             O
363    3203   99   O     PL    407  $                                                                                             O
364    4513   99   O     PL    407  $                                                                                             O
365    2436   99   O     PL    407  $                                                                                             O
366    4199   99   O     PL    407  $                                                                                             O



[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

                   FINAL OBAGI CUSTOMER LIST 2/9/00 EXHIBIT C


 #  CUST  TAX CUST             SUM OF                                                                                   O
     ID    YR TYPE OECIA TER  TAX AMT      NAME                     ADDRESS                  CITY       STATE    ZIP   VS L
============================================================================================================================
367  2953  99  0    PL  407 $ [***]                                                                                      0
368  2449  99  0    PL  407 $                                                                                            0
369  4210  99  0    PL  407 $                                                                                            0
370  4015  99  0    PL  407 $                                                                                            0
371  4584  99  0    PL  408 $                                                                                            0
372  1487  99  0    PL  408 $                                                                                            0
373  4088  99  0    PL  408 $                                                                                            0
374  3719  99  0    PL  408 $                                                                                            0
375  3680  99  0    PL  408 $                                                                                            0
376  3439  99  0    PL  408 $                                                                                            0
377  4566  99  0    PL  408 $                                                                                            0
378  4813  00  0    PL  408 $                                                                                            0
379  4382  99  0    PL  408 $                                                                                            0
380  3139  99  0    PL  408 $                                                                                            0
381  3574  99  0    PL  408 $                                                                                            0
382  3454  99  0    PL  408 $                                                                                            0
383  4085  99  0    PL  408 $                                                                                            0
384  4340  99  0    PL  408 $                                                                                            0
385  4447  99  0    PL  408 $                                                                                            0
386  1454  99  0    PL  408 $                                                                                            0
387  4136  99  0    PL  408 $                                                                                            0
388  3778  99  0    PL  408 $                                                                                            0
389  4826  00  0    PL  408 $                                                                                            0
390  4747  99  0    PL  408 $                                                                                            0
391  4706  99  0    PL  408 $                                                                                            0
392  3065  99  0    PL  408 $                                                                                            0
393  4822  00  0    PL  408 $                                                                                            0
394  3684  99  0    PL  408 $                                                                                            0
395  4278  99  0    PL  408 $                                                                                            0
396  4128  99  0    PL  408 $                                                                                            0
397  3529  99  0    PL  408 $                                                                                            0
398  3725  99  0    PL  408 $                                                                                            0
399  4295  99  0    PL  408 $                                                                                            0
400  4409  99  0    PL  408 $                                                                                            0
401  3618  99  0    PL  408 $                                                                                            0
402  3983  99  0    PL  408 $                                                                                            0
403  4540  99  0    PL  408 $                                                                                            0
404  1501  99  0    PL  409 $                                                                                            0
405  3926  99  0    PL  409 $                                                                                            0
406  4411  99  0    PL  409 $                                                                                            0
407  4180  99  0    PL  409 $                                                                                            0


[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.


408  3695  99  0    PL  409 $ [***]                                                                                      0
409  3408  99  0    PL  409 $                                                                                            0
410  3948  99  0    PL  409 $                                                                                            0
411  1618  99  0    PL  899 $                                                                                            0
412  2569  99  0    PL  899 $                                                                                            0
413  2858  99  0    PL  899 $                                                                                            0
414  2565  99  0    PL  899 $                                                                                            0
415  1742  99  0    PL  899 $                                                                                            0
416  2967  99  0    PL  899 $                                                                                            0
417  4410  99  0    PL  899 $                                                                                            0
418  3700  99  0    PL  899 $                                                                                            0
419  1677  99  0    PL  899 $                                                                                            0
420  3201  99  0    PL  899 $                                                                                            0
421  4727  99  0    PL  899 $                                                                                            0
422  1635  99  0    PL  899 $                                                                                            0
----------------------------------------------------------------------------------------------------------------------------
                            $
----------------------------------------------------------------------------------------------------------------------------
       TOTAL ACCOUNTS FOR OBAGI =
============================================================================================================================


[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

                     FINAL LIFECELL CUSTOMER LIST 2/9/2000

                                  EXHIBIT D

-----------------------------------------------------------------------------------------------------------------------------------
              TAX  CUST                SUM OF                                                                                    O
  #  CUST ID  YR   TYPE  PECIA  TER    TAX AMT          NAME                     ADDRESS            CITY      STATE  ZIP   #   VS L
------------------------------------------------------------------------------------------------------------------------------------
 1   3240     99   O     PL     101   $ [***]          [***]                                                               9    L
 2   3344     99   O     PL     101   $                                                                                    8    L
 3   1332     99   O     PL     101   $                                                                                    12   L
 4   4176     99   O     PL     101   $                                                                                    5    L
 5   3025     99   O     PL     101   $                                                                                    7    L
 6   3834     99   O     PL     101   $                                                                                    2    L
 7   4169     99   O     PL     101   $                                                                                    1    L
 8   3551     99   O     PL     101   $                                                                                    7    L
 9   4221     99   O     PL     101   $                                                                                    2    L
10   4369     99   O     PL     101   $                                                                                    1    L
11   3189     99   O     PL     101   $                                                                                    2    L
12   3726     99   O     PL     101   $                                                                                    3    L
13   4712     99   O     PL     101   $                                                                                    2    L
14   4147     99   O     PL     101   $                                                                                    3    L
15   1565     99   O     PL     102   $                                                                                    3    L
16   3131     99   O     PL     102   $                                                                                    8    L
17   3090     99   O     PL     102   $                                                                                    4    L
18   3016     99   O     PL     102   $                                                                                    7    L
19   3204     99   O     PL     102   $                                                                                    7    L
20   3492     99   O     PL     102   $                                                                                    3    L
21   3138     99   O     PL     102   $                                                                                    3    L
22   4184     99   O     PL     102   $                                                                                    1    L
23   4287     99   O     PL     102   $                                                                                    2    L
24   3057     99   O     PL     102   $                                                                                    2    L
25   3627     99   O     PL     102   $                                                                                    2    L
26   1352     99   O     PL     102   $                                                                                    1    L
27   3754     99   O     PL     102   $                                                                                    1    L
28   4153     99   O     PL     102   $                                                                                    1    L
29   4507     99   O     PL     102   $                                                                                    1    L
30   4515     99   O     PL     102   $                                                                                    1    L
31   3051     99   O     DM     103   $                                                                                    6    L
32   4066     99   O     PL     103   $                                                                                    5    L
33   3202     99   O     PL     103   $                                                                                    8    L
34   4630     99   O     PL     103   $                                                                                    1    L
35   4633     99   O     PL     103   $                                                                                    1    L
36   2518     99   O     PL     103   $                                                                                    9    L
37   3230     99   O     PL     103   $                                                                                    3    L
38   4407     99   O     PL     103   $                                                                                    2    L
39   3401     99   O     PL     103   $                                                                                    4    L
40   3716     99   O     PL     103   $                                                                                    3    L
41   2530     99   O     PL     103   $                                                                                    4    L
42   3857     99   O     PL     103   $                                                                                    3    L
43   3631     99   O     PL     103   $                                                                                    1    L
44   4040     99   O     PL     103   $                                                                                    1    L
45   3212     99   O     PL     103   $                                                                                    1    L
46   4343     99   O     PL     103   $                                                                                    1    L
47   3199     99   O     PL     103   $                                                                                    3    L
48   3427     99   O     PL     103   $                                                                                    1    L
49   4629     00   O     PL     103   $                                                                                         L
50   2972     99   O     PL     104   $                                                                                    10   L
51   1515     99   O     PL     104   $                                                                                    12   L
52   4092     99   O     PL     104   $                                                                                    4    L
53   3403     99   O     PL     104   $                                                                                    2    L
54   3535     99   O     PL     104   $                                                                                    1    L
55   4427     99   O     PL     104   $                                                                                    3    L
56   4122     99   O     PL     104   $                                                                                    1    L
57   4495     99   O     PL     104   $                                                                                    2    L
58   4518     99   O     PL     104   $                                                                                    1    L
59   4732     99   O     PL     104   $                                                                                    1    L
60   4275     99   O     PL     104   $                                                                                    5    L
61   4125     99   O     PL     104   $                                                                                    2    L
62   3003     99   O     PL     104   $                                                                                    3    L
63   2487     99   O     PL     104   $                                                                                    1    L
64   3630     99   O     PL     104   $                                                                                    1    L
65   1375     99   O     PL     105   $                                                                                    7    L
66   3066     99   O     PL     105   $                                                                                    12   L
67   2919     99   O     PL     105   $                                                                                    8    L
68   3180     99   O     PL     105   $                                                                                    7    L
69   1393     99   O     PL     105   $                                                                                    4    L
70   3020     99   O     PL     105   $                                                                                    4    L
71   3120     99   O     PL     105   $                                                                                    6    L
72   2974     99   O     PL     105   $                                                                                    8    L
73   3352     99   O     PL     105   $                                                                                    8    L
74   3088     99   O     PL     105   $                                                                                    8    L
75   3497     99   O     PL     105   $                                                                                    6    L
76   2907     99   O     PL     105   $                                                                                    7    L
77   2935     99   O     PL     105   $                                                                                    2    L
78   4288     99   O     PL     105   $                                                                                    2    L
79   3653     99   O     PL     105   $                                                                                    4    L
80   3936     99   O     PL     105   $                                                                                    3    L
81   3229     99   O     PL     105   $                                                                                    3    L
82   2918     99   O     PL     105   $                                                                                    7    L
83   3102     99   O     PL     105   $                                                                                    3    L
84   4401     99   O     PL     105   $                                                                                    2    L


[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

                 FINAL LIFECELL CUSTOMER LIST 2/9/2000  EXHIBIT D

-----------------------------------------------------------------------------------------------------------------------------------
              TAX  CUST                SUM OF                                                                                    O
  #  CUST ID  YR   TYPE  PECIA  TER    TAX AMT          NAME                     ADDRESS            CITY      STATE  ZIP   #   VS L
------------------------------------------------------------------------------------------------------------------------------------
85   4273      99   O    PL     105   $ [***]                                                                              3     L
86   3970      99   O    PL     105   $                                                                                    1     L
87   4650      00   O    PL     105                                                                                              L
88   9999      00   O    PL     105                                                                                              L
89   3410      00   O    PL     106                                                                                              L
90   4874      00   O    PL     106                                                                                              L
91   4875      00   O    PL     106                                                                                              L
92   4876      00   O    PL     106                                                                                              L
93   4877      00   O    PL     106                                                                                              L
94   4878      00   O    PL     106                                                                                              L
95   4879      00   O    PL     106                                                                                              L
96   4880      00   O    PL     106                                                                                              L
97   4881      00   O    PL     106                                                                                              L
98   4883      00   O    PL     106                                                                                              L
99   4884      00   O    PL     106                                                                                              L
100  4885      00   O    PL     106                                                                                              L
101  4886      00   O    PL     106                                                                                              L
102  4888      00   O    PL     106                                                                                              L
103  3447      99   O    PL     107   $                                                                                    6     L
104  3663      99   O    PL     107   $                                                                                    3     L
105  3155      99   O    PL     107   $                                                                                    3     L
106  3951      99   O    PL     107   $                                                                                    7     L
107  4497      99   O    PL     107   $                                                                                    3     L
108  3566      99   O    PL     107   $                                                                                    6     L
109  4274      99   O    PL     107   $                                                                                    4     L
110  3892      99   O    PL     107   $                                                                                    6     L
111  3127      99   O    PL     107   $                                                                                    3     L
112  4300      99   O    PL     107   $                                                                                    3     L
113  4602      99   O    PL     107   $                                                                                    2     L
114  4258      99   O    PL     107   $                                                                                    1     L
115  2606      99   O    PL     107   $                                                                                    3     L
116  2604      99   O    PL     107   $                                                                                    2     L
117  4437      99   O    PL     107   $                                                                                    1     L
118  3740      99   O    PL     107   $                                                                                    2     L
119  3906      99   O    PL     107   $                                                                                    1     L
120  4619      99   O    PL     107   $                                                                                    1     L
121  2611      99   O    PL     107   $                                                                                    1     L
122  4266      99   O    PL     107   $                                                                                    2     L
123  3038      99   O    DM     108   $                                                                                    10    L
124  3330      99   O    PL     108   $                                                                                    18    L
125  2609      99   O    PL     108   $                                                                                    4     L
126  2602      99   O    PL     108   $                                                                                    6     L
----------------------------------------------------------------------------------------------------------------------------------

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

-----------------------------------------------------------------------------------------------------------------------------------
              TAX  CUST                SUM OF                                                                                    O
  #  CUST ID  YR   TYPE  PECIA  TER    TAX AMT          NAME                     ADDRESS            CITY      STATE  ZIP   #   VS L
------------------------------------------------------------------------------------------------------------------------------------
127   3727     99   O     PL     108  $ [***]                                                                              9     L
128   4001     99   O     PL     108  $                                                                                    6     L
129   3079     99   O     PL     108  $                                                                                    9     L
130   2893     99   O     PL     108  $                                                                                    7     L
131   3130     99   O     PL     108  $                                                                                    12    L
132   2920     99   O     PL     108  $                                                                                    21    L
133   2979     99   O     DM     108  $                                                                                    4     L
134   3217     99   O     DM     108  $                                                                                    3     L
135   2982     99   O     PL     108  $                                                                                    6     L
136   3106     99   O     PL     108  $                                                                                    5     L
137   1374     99   O     PL     108  $                                                                                    1     L
138   4628     00   O     PL     106  $                                                                                    1     L
139   3606     99   O     PL     108  $                                                                                    13    L
140   2901     99   O     PL     108  $                                                                                    4     L
141   2622     99   O     PL     108  $                                                                                    4     L
142   3366     99   O     PL     108  $                                                                                    10    L
143   3560     99   O     PL     108  $                                                                                    5     L
144   3125     99   O     PL     108  $                                                                                    7     L
145   4554     99   O     PL     108  $                                                                                    2     L
146   3235     99   O     PL     108  $                                                                                    2     L
147   3484     99   O     PL     109  $                                                                                    13    L
148   3085     99   O     PL     109  $                                                                                    13    L
149   3333     99   O     PL     109  $                                                                                    7     L
150   3634     99   O     PL     109  $                                                                                    6     L
151   3646     99   O     PL     109  $                                                                                    3     L
152   3112     99   O     PL     109  $                                                                                    1     L
153   3833     99   O     PL     109  $                                                                                    4     L
154   4016     99   O     PL     109  $                                                                                    2     L
155   3935     99   O     PL     109  $                                                                                    3     L
156   3238     99   O     PL     109  $                                                                                    4     L
157   3210     99   O     PL     109  $                                                                                    4     L
158   3039     99   O     PL     109  $                                                                                    5     L
159   3222     99   O     PL     109  $                                                                                    2     L
160   3188     99   O     PL     109  $                                                                                    4     L
161   4247     99   O     PL     109  $                                                                                    1     L
162   2053     99   O     PL     109  $                                                                                    2     L
163   3603     99   O     PL     202  $                                                                                    3     L
164   3328     99   O     PL     202  $                                                                                    6     L
165   3380     99   O     PL     202  $                                                                                    5     L
166   3511     99   O     PL     202  $                                                                                    4     L
167   3404     99   O     PL     202  $                                                                                    9     L
168   3796     99   O     PL     202  $                                                                                    2     L
-----------------------------------------------------------------------------------------------------------------------------------

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

                     FINAL LIFECELL CUSTOMER LIST 2/9/2000     EXHIBIT D

-----------------------------------------------------------------------------------------------------------------------------------
              TAX  CUST                SUM OF                                                                                    O
  #  CUST ID  YR   TYPE  PECIA  TER    TAX AMT          NAME                     ADDRESS            CITY      STATE  ZIP   #   VS L
------------------------------------------------------------------------------------------------------------------------------------
169    4063   99     O    PL    202   $ [***]                                   [***]                                      2     L
170    4200   99     O    PL    202   $                                                                                    2     L
171    4357   99     O    PL    202   $                                                                                    2     L
172    3696   99     O    PL    202   $                                                                                    4     L
173    3613   99     O    PL    202   $                                                                                    4     L
174    3388   99     O    PL    202   $                                                                                    2     L
175    3981   99     O    PL    202   $                                                                                    1     L
176    4364   99     O    PL    202   $                                                                                    1     L
177    4223   99     O    PL    202   $                                                                                    2     L
178    4460   99     O    PL    202   $                                                                                    1     L
179    3436   99     O    PL    204   $                                                                                   15     L
180    3881   99     O    PL    204   $                                                                                    9     L
181    3350   99     O    PL    204   $                                                                                   12     L
182    3514   99     O    PL    204   $                                                                                    6     L
183    3671   99     O    PL    204   $                                                                                    6     L
184    3570   99     O    PL    204   $                                                                                   10     L
185    3739   99     O    PL    204   $                                                                                    6     L
186    3707   99     O    PL    204   $                                                                                    4     L
187    3874   99     O    PL    204   $                                                                                    4     L
188    4454   99     O    PL    204   $                                                                                    3     L
189    3807   99     O    PL    204   $                                                                                    2     L
190    3469   99     O    PL    204   $                                                                                    4     L
191    3850   99     O    PL    204   $                                                                                    1     L
192    4089   99     O    PL    204   $                                                                                    2     L
193    4091   99     O    PL    204   $                                                                                    2     L
194    3326   99     O    PL    204   $                                                                                    3     L
195    3406   99     O    PL    204   $                                                                                    3     L
196    3910   99     O    PL    204   $                                                                                    4     L
197    3458   99     O    PL    204   $                                                                                    3     L
198    3331   99     O    PL    204   $                                                                                    2     L
199    3451   99     O    PL    206   $                                                                                   11     L
200    3579   99     O    PL    206   $                                                                                   10     L
201    3548   99     O    PL    206   $                                                                                    4     L
202    3715   99     O    PL    206   $                                                                                    6     L
203    4116   99     O    PL    206   $                                                                                    5     L
204    3068   99     O    PL    206   $                                                                                    5     L
205    3493   99     O    PL    206   $                                                                                    5     L
206    4377   99     O    PL    206   $                                                                                    2     L
207    4504   99     O    PL    206   $                                                                                    2     L
208    3190   99     O    PL    206   $                                                                                    4     L
209    3273   99     O    PL    206   $                                                                                    4     L
210    1654   99     O    PL    208   $                                                                                    4     L
------------------------------------------------------------------------------------------------------------------------------------


[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

                     FINAL LIFECELL CUSTOMER LIST 2/9/2000     EXHIBIT D

-----------------------------------------------------------------------------------------------------------------------------------
              TAX  CUST                SUM OF                                                                                    O
  #  CUST ID  YR   TYPE  PECIA  TER    TAX AMT          NAME                     ADDRESS            CITY      STATE  ZIP   #   VS L
------------------------------------------------------------------------------------------------------------------------------------
211    3341   99     O    PL    206   $ [***]                                    [***]                                     2     L
212    3547   99     O    PL    206   $                                                                                    1     L
213    3645   99     O    PL    206   $                                                                                    2     L
214    4825   00     O    PL    206                                                                                              L
215    9999   00     O    PL    206                                                                                              L
216    1543   99     O    PL    207   $                                                                                   18     L
217    2913   99     O    PL    207   $                                                                                   28     L
218    3158   99     O    PL    207   $                                                                                    7     L
219    1604   99     O    PL    207   $                                                                                    7     L
220    2467   99     O    PL    207   $                                                                                   16     L
221    2870   99     O    PL    207   $                                                                                    9     L
222    1462   99     O    PL    207   $                                                                                    5     L
223    1571   99     O    PL    207   $                                                                                    4     L
224    3096   99     O    PL    207   $                                                                                    6     L
225    2922   99     O    PL    207   $                                                                                    3     L
226    2753   99     O    PL    207   $                                                                                    2     L
227    2411   99     O    PL    207   $                                                                                    4     L
228    2985   99     O    PL    207   $                                                                                    3     L
229    1589   99     O    PL    207   $                                                                                    3     L
230    3205   99     O    PL    207   $                                                                                    2     L
231    1337   99     O    PL    207   $                                                                                   11     L
232    2590   99     O    PL    207   $                                                                                    2     L
233    3544   99     O    PL    207   $                                                                                    3     L
234    3545   99     O    PL    207   $                                                                                    1     L
235    1557   99     O    PL    207   $                                                                                    1     L
236    2456   99     O    PL    208   $                                                                                    9     L
237    2470   99     O    PL    208   $                                                                                   14     L
238    2324   99     O    PL    208   $                                                                                    5     L
239    1743   99     O    PL    208   $                                                                                    7     L
240    4627   99     O    PL    208   $                                                                                    1     L
241    4634   99     O    PL    208   $                                                                                    1     L
242    2423   99     O    PL    208   $                                                                                    2     L
243    2763   99     O    PL    208   $                                                                                    5     L
244    1636   99     O    PL    208   $                                                                                    5     L
245    3795   99     O    PL    208   $                                                                                    1     L
246    2401   99     O    PL    208   $                                                                                    2     L
247    2885   99     O    PL    208   $                                                                                    5     L
248    4162   99     O    PL    208   $                                                                                    1     L
249    3937   99     O    PL    208   $                                                                                    2     L
250    2618   99     O    PL    208   $                                                                                    1     L
251    2595   99     O    PL    208   $                                                                                    1     L
252    3588   99     O    PL    208   $                                                                                    1     L
------------------------------------------------------------------------------------------------------------------------------------


[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.


                                        FINAL LIFECELL CUSTOMER LIST 2/9/2000   EXHIBIT D
-----------------------------------------------------------------------------------------------------------------------------------
    CUST  TNX CUST SPECI-      SUM OF                                                                                          O
 #   ID   YR  TYPE ALTY  TER  TNXAMT           NAME                        ADDRESS                CITY        STATE  ZIP     # VS L
-----------------------------------------------------------------------------------------------------------------------------------
253  4860      O   PL   208    [***]                                                                                             L
254  4861      O   PL   208                                                                                                      L
255  4862      O   PL   208                                                                                                      L
256  4869      O   PL   208                                                                                                      L
257  2735  99  O   PL   209 $                                                                                                 14 L
258  1595  99  O   PL   209 $                                                                                                 31 L
259  2825  99  O   PL   209 $                                                                                                 11 L
260  1630  99  O   PL   209 $                                                                                                 15 L
261  1457  99  O   PL   209 $                                                                                                  5 L
262  2858  99  O   PL   209 $                                                                                                  6 L
263  2553  99  O   PL   209 $                                                                                                  8 L
264  2589  99  O   PL   209 $                                                                                                  5 L
265  2453  99  O   PL   209 $                                                                                                  4 L
266  3513  99  O   PL   209 $                                                                                                  9 L
267  2893  99  O   PL   209 $                                                                                                  5 L
268  2550  99  O   PL   209 $                                                                                                  4 L
269  3054  99  O   PL   209 $                                                                                                  3 L
270  1148  99  O   PL   209 $                                                                                                  3 L
271  2440  99  O   PL   209 $                                                                                                  1 L
272  4434  99  O   PL   209 $                                                                                                  2 L
273  4009  99  O   PL   209 $                                                                                                  2 L
274  4547  99  O   PL   209 $                                                                                                  1 L
275  4746      O   PL   209                                                                                                      L
276  2572  99  O   PL   210 $                                                                                                 14 L
277  2473  99  O   PL   210 $                                                                                                  9 L
278  2649  99  O   PL   210 $                                                                                                  5 L
279  3743  99  O   PL   210 $                                                                                                  1 L
280  1504  99  O   PL   210 $                                                                                                  5 L
281  4404  99  O   PL   210 $                                                                                                  3 L
282  4374  99  O   PL   210 $                                                                                                  1 L
283  4483  99  O   PL   210 $                                                                                                  1 L
284  4304  99  O   PL   210 $                                                                                                  1 L
285  4866      O   PL   210                                                                                                      L
286  4867      O   PL   210                                                                                                      L
287  4868      O   PL   210                                                                                                      L
288  1534  99  O   PL   211 $                                                                                                 17 L
289  2746  99  O   PL   211 $                                                                                                  8 L
290  2764  99  O   PL   211 $                                                                                                 11 L
291  3167  99  O   PL   211 $                                                                                                  5 L
292  2947  99  O   PL   211 $                                                                                                  4 L
293  4218  99  O   PL   211 $                                                                                                  1 L
294  2917  99  O   PL   211 $



[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.



                                        FINAL LIFECELL CUSTOMER LIST 2/9/2000   EXHIBIT D
-----------------------------------------------------------------------------------------------------------------------------------
    CUST  TNX CUST SPECI-      SUM OF                                                                                          O
 #   ID   YR  TYPE ALTY  TER  TNXAMT           NAME                        ADDRESS                CITY        STATE  ZIP     # VS L
-----------------------------------------------------------------------------------------------------------------------------------
295  2639  99  O   PL   211 $ [***]                                                                                            3 L
296  2631  99  O   PL   211 $                                                                                                  2 L
297  2892  99  O   PL   211 $                                                                                                  2 L
298  4322  99  O   PL   211 $                                                                                                  1 L
299  2879  99  O   PL   211 $                                                                                                  1 L
300  2903  99  O   PL   211 $                                                                                                  2 L
301  2899  99  O   PL   211 $                                                                                                  2 L
302  3621  99  O   PL   401 $                                                                                                 13 L
303  3349  99  O   PL   401 $                                                                                                 23 L
304  3348  99  O   PL   401 $                                                                                                  5 L
305  3546  99  O   PL   401 $                                                                                                  5 L
306  3457  99  O   PL   401 $                                                                                                 16 L
307  3495  99  O   PL   401 $                                                                                                 16 L
308  1396  99  O   PL   401 $                                                                                                  2 L
309  3324  99  O   PL   401 $                                                                                                 12 L
310  1460  99  O   PL   401 $                                                                                                 14 L
311  3353  99  O   PL   401 $                                                                                                  5 L
312  3777  99  O   PL   401 $                                                                                                  4 L
313  4129  99  O   PL   401 $                                                                                                  5 L
314  1614  99  O   PL   401 $                                                                                                  7 L
315  4135  99  O   PL   401 $                                                                                                  2 L
316  3822  99  O   PL   401 $                                                                                                  3 L
317  3944  99  O   PL   401 $                                                                                                  3 L
318  2734  99  O   PL   401 $                                                                                                  4 L
319  3688  99  O   PL   401 $                                                                                                  2 L
320  4356  99  O   PL   401 $                                                                                                  2 L
321  2540  99  O   PL   404 $                                                                                                 17 L
322  2653  99  O   PL   404 $                                                                                                 13 L
323  1482  99  O   PL   404 $                                                                                                  8 L
324  3880  99  O   PL   404 $                                                                                                  5 L
325  2797  99  O   PL   404 $                                                                                                  7 L
326  2762  99  O   PL   404 $                                                                                                  4 L
327  4029  99  O   PL   404 $                                                                                                  2 L
328  2576  99  O   PL   404 $                                                                                                  6 L
329  2789  99  O   PL   404 $                                                                                                  3 L
330  3162  99  O   PL   404 $                                                                                                  3 L
331  2632  99  O   PL   404 $                                                                                                  3 L
332  2956  99  O   PL   404 $                                                                                                  2 L
333  2963  99  O   PL   404 $                                                                                                  3 L
334  3693  99  O   PL   404 $                                                                                                  3 L
335  3873  99  O   PL   404 $                                                                                                  5 L
336  2197  99  O   PL   405 $                                                                                                  7 L




[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

              Final LifeCell Customer List 2/9/2000     EXHIBIT D

-----------------------------------------------------------------------------------------------------------------------------------
              TAX  CUST                SUM OF                                                                                    O
  #  CUST ID  YR   TYPE  PECIA  TER    TAX AMT          NAME                     ADDRESS            CITY      STATE  ZIP   #   VS L
------------------------------------------------------------------------------------------------------------------------------------
337  3475     99    O    PL     405     [***]                                     [***]                                    9    L
338  3768     99    O    PL     405                                                                                        4    L
339  3523     99    O    PL     405                                                                                        6    L
340  3533     99    O    PL     405                                                                                        4    L
341  3520     99    O    PL     405                                                                                        4    L
342  3697     99    O    PL     405                                                                                        4    L
343  3315     99    O    PL     405                                                                                        3    L
344  3424     99    O    PL     405                                                                                        3    L
345  3701     99    O    PL     405                                                                                        3    L
346  3420     99    O    PL     405                                                                                        3    L
347  4236     99    O    PL     405                                                                                        2    L
348  3718     99    O    PL     405                                                                                        1    L
349  3912     99    O    PL     405                                                                                        2    L
350  3913     99    O    PL     405                                                                                        1    L
351  4378     99    O    PL     405                                                                                        2    L
352  4735     99    O    PL     405                                                                                        1    L
353  4753     99    O    PL     405                                                                                        2    L
354  3274     99    O    PL     406                                                                                        9    L
355  3321     99    O    PL     406                                                                                       11    L
356  3246     99    O    PL     406                                                                                        5    L
357  3465     99    O    PL     406                                                                                        7    L
358  3293     99    O    PL     406                                                                                        6    L
359  1288     99    O    PL     406                                                                                       10    L
360  3294     99    O    PL     406                                                                                        8    L
361  4167     99    O    PL     406                                                                                        2    L
362  3281     99    O    PL     406                                                                                        5    L
363  4445     99    O    PL     406                                                                                        1    L
364  3266     99    O    PL     406                                                                                        2    L
365  4182     99    O    PL     406                                                                                        3    L
366  3278     99    O    PL     406                                                                                        3    L
367  3368     99    O    PL     406                                                                                        5    L
368  3300     99    O    PL     406                                                                                        1    L
369  4035     99    O    PL     406                                                                                        1    L
370  3309     99    O    PL     406                                                                                        3    L
371  4522     99    O    PL     406                                                                                        3    L
372  3390     99    O    PL     406                                                                                        2    L
373  3253     99    O    PL     406                                                                                        2    L
374  3310     99    O    PL     406                                                                                        3    L
375  3683     99    O    PL     406                                                                                        1    L
376  2992     99    O    PL     407                                                                                       14    L
377  3007     99    O    PL     407                                                                                        5    L
378  2998     99    O    PL     407                                                                                       10    L
------------------------------------------------------------------------------------------------------------------------------------

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

-----------------------------------------------------------------------------------------------------------------------------------
              TAX  CUST                SUM OF                                                                                    O
  #  CUST ID  YR   TYPE  PECIA  TER    TAX AMT          NAME                     ADDRESS            CITY      STATE  ZIP   #   VS L
------------------------------------------------------------------------------------------------------------------------------------
379  3814      99   O     PL    407      [***]                                    [***]                                     9    L
380  3119      99   O     PL    407                                                                                        10    L
381  3393      99   O     PL    407                                                                                         6    L
382  3244      99   O     PL    407                                                                                         3    L
383  2404      99   O     PL    407                                                                                         4    L
384  4277      99   O     PL    407                                                                                         3    L
385  3785      99   O     PL    407                                                                                         5    L
386  2981      99   O     PL    407                                                                                         2    L
387  2410      99   O     PL    407                                                                                         2    L
388  2427      99   O     PL    407                                                                                         1    L
389  4171      99   O     PL    407                                                                                         1    L
390  4553      99   O     PL    407                                                                                         1    L
391  3312      99   O     PL    408                                                                                        70    L
392  3393      99   O     PL    408                                                                                        17    L
393  3369      99   O     PL    408                                                                                        15    L
394  3549      99   O     PL    408                                                                                         4    L
395  3453      99   O     PL    408                                                                                        21    L
396  3243      99   O     PL    408                                                                                         7    L
397  4093      99   O     PL    408                                                                                         8    L
398  3705      99   O     PL    408                                                                                        14    L
399  3601      99   O     PL    408                                                                                         5    L
400  4193      99   O     PL    408                                                                                         2    L
401  3339      99   O     PL    408                                                                                         7    L
402  3437      99   O     PL    408                                                                                         4    L
403  3430      99   O     PL    408                                                                                         4    L
404  4138      99   O     PL    408                                                                                         5    L
405  4252      99   O     PL    408                                                                                         2    L
406  3323      99   O     PL    408                                                                                         6    L
407  3569      99   O     PL    408                                                                                         6    L
408  4097      99   O     PL    408                                                                                         2    L
409  4479      99   O     PL    408                                                                                         1    L
410  4657      99   O     PL    408                                                                                         1    L
411  4632      00   O     PL    408                                                                                              L
412  4651      99   O     PL    408                                                                                              L
413  9999      00   O     PL    408                                                                                              L
414  9999      00   O     PL    408                                                                                              L
415  9999      00   O     PL    408                                                                                              L
416  3673      99   O     PL    409                                                                                         6    L
417  3608      99   O     PL    409                                                                                         5    L
418  3620      99   O     PL    409                                                                                         6    L
419  3745      99   O     PL    409                                                                                         9    L
420  3917      99   O     PL    409                                                                                         7    L
------------------------------------------------------------------------------------------------------------------------------------

[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

-----------------------------------------------------------------------------------------------------------------------------------
              TAX  CUST                SUM OF                                                                                    O
  #  CUST ID  YR   TYPE  PECIA  TER    TAX AMT          NAME                     ADDRESS            CITY      STATE  ZIP   #   VS L
------------------------------------------------------------------------------------------------------------------------------------
421  3558     99    O    PL     409      [***]                                    [***]                                    2    L
422  3826     99    O    PL     409                                                                                        3    L
423  3555     99    O    PL     409                                                                                        4    L
424  3373     99    O    PL     409                                                                                        6    L
425  3503     99    O    PL     409                                                                                        7    L
426  3414     99    O    PL     409                                                                                        4    L
427  3584     99    O    PL     409                                                                                        3    L
428  3786     99    O    PL     409                                                                                        2    L
429  3891     99    O    PL     409                                                                                        1    L
430  3933     99    O    PL     409                                                                                        1    L
431  4067     99    O    PL     409                                                                                        1    L
432  4544     99    O    PL     409                                                                                        2    L
------------------------------------------------------------------------------------------------------------------------------------

        Total count for LifeCall List =


[***] Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT E

   PRODUCT STORAGE, HANDLING AND TRANSPORTATION SPECIFICATIONS AND PROCEDURES

The following policies and procedures are based on the Standards of the American Association of Tissue Banks (1996) and specifically address the issue of "Tissue Distribution Intermediates" (Section M). Technical assistance is available from LifeCell to facilitate the incorporation of these procedures.

Appropriate documentation is critical. Particular attention should be paid to the following areas:

         Documentation of receipt of tissue
            Lot/graft numbers
            Expiration date
            Received by
            Date of receipt
            Condition of packaging

         Documentation of storage conditions
            Temperature monitoring

         Documentation of distribution
            Date of order
            Consignee name and address
            Identification of person placing the order
            Type and quantity of tissue ordered
            Information regarding tissue shipped
                Identification number(s) of tissue(s)
                Expiration date of tissue
                Date of shipment
                Mode of transportation
                Name of Individual filling order

         Documentation of final package inspection prior to distribution

ADDITIONAL REQUIREMENTS:

STORAGE EQUIPMENT
All storage equipment (i.e., refrigerator(s)) must be regularly maintained (i.e. preventative maintenance program)), calibrated, and monitored.

Monitoring of refrigerators may consist of the installation of a continuous temperature recording device or a routine (once each working day) and DOCUMENTED check of temperature utilizing a refrigerator thermometer. Acceptable temperature range for the storage of Products is 2 - 8DEG.C. Products may be stored in a standard household refrigerator provided that this temperature range can be maintained.

ADVERSE OUTCOMES
All reports of complaints or adverse outcomes must be required to be forwarded immediately to LifeCell.

RETURN OF TISSUE
All expired, returned, damaged, or otherwise compromised packages or grafts must be returned to LifeCell.

TRANSPORTATION
Products may be shipped to customers by commercial overnight courier services without adherence to any of the product storage and handling policies and procedures set forth in this EXHIBIT A.

                                      -6-